                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [x]
     Pre-Effective Amendment No.___                                          [ ]
     Post-Effective Amendment No. 11                                         [X]
                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [x]
     Amendment No. 12                                                        [X]

                        (Check appropriate box or boxes.)

                          ---------------------------
                               LEVCO SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

           One Rockefeller Plaza, New York, NY                   10020
      (Address of Principal Executive Offices)                (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 332-8400

                               Norris Nissim, Esq.
                            John A. Levin & Co., Inc.
                        One Rockefeller Plaza, 19th Floor
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                  Approximate Date of Proposed Public Offering:
  As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)

         [X] immediately upon filing pursuant to paragraph (b)

         [ ] on (date) pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)

         [ ] on (date) pursuant to paragraph (a) of rule 485

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

   Prospectus Dated April 29, 2005


   LEVCO EQUITY VALUE FUND

   (a series of LEVCO Series Trust)

   One Rockefeller Plaza, 19th Floor
   New York, New York 10020

The shares being offered by this Prospectus are Class A shares. Class A shares are sold only to certain life insurance companies and their separate accounts to fund benefits under variable annuity contracts and variable life insurance policies offered by participating insurance companies. The separate accounts invest in shares in accordance with allocation instructions received by owners of the annuity contracts and life insurance policies. These allocation rights are described in the prospectus for the separate account that accompanies this Prospectus.

      This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. It should be read and retained for future reference.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES AND HAS NOT PASSED ON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                TABLE OF CONTENTS


                                                                                 PAGE
INVESTMENT OBJECTIVE AND STRATEGY...............................................  3

MAIN RISKS......................................................................  4

PAST PERFORMANCE................................................................  5

FEES AND EXPENSES...............................................................  6

FINANCIAL HIGHLIGHTS............................................................  8

ABOUT THE FUND..................................................................  9

MORE ABOUT THE FUND'S INVESTMENTS AND RELATED RISKS.............................  9

MANAGEMENT...................................................................... 12

FUND EXPENSES................................................................... 13

ABOUT YOUR INVESTMENT........................................................... 14

DISTRIBUTIONS AND TAXES......................................................... 16

SHAREHOLDER COMMUNICATIONS...................................................... 17

ADDITIONAL INFORMATION.......................................................... 17


                        INVESTMENT OBJECTIVE AND STRATEGY


      GOAL AND TYPES OF INVESTMENTS - The investment objective of the Fund is to achieve long-term growth of capital. The Fund pursues this objective by normally investing at least 80% of its net assets in common stocks and other securities having equity characteristics. These will generally consist of securities of issuers with market capitalizations of greater than $2 billion. In managing the Fund's investment portfolio, the investment adviser attempts to control volatility as measured against the Standard & Poor's Composite 500 Stock Index(TM) (a widely recognized, unmanaged index of stocks frequently used as a general measure of performance for large capitalization U.S. stocks).

      In addition to common stocks, the Fund may invest in preferred stocks, convertible debt and convertible preferred securities, warrants, rights and other securities having equity characteristics. The Fund's equity investments may include securities of foreign issuers in the form of American Depositary Receipts or other securities of foreign issuers.


      The Fund may invest a portion of its assets in bonds and other types of debt obligations. Most of these debt instruments will be investment grade. The Fund may also invest in high-quality money market instruments such as short-term U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate obligations and repurchase agreements.

      While not obligated to do so, the investment adviser may also use a variety of hedging strategies to seek to protect against declines in the value of securities the Fund holds. These strategies may include the use of options on securities, stock index options, and stock index futures and related options. They involve special risks, which are discussed below.


      The Fund's investment objective and policies identified above are "non-fundamental" and therefore, may be changed without approval by shareholders. However, the Fund will provide shareholders with at least 60 days prior notice of any change in its policy of normally investing at least 80% of its net assets in common stocks and other securities having equity characteristics.


      HOW THE INVESTMENT ADVISER SELECTS INVESTMENTS - The investment adviser follows a value-oriented investment philosophy in selecting stocks for the Fund. This means that the investment adviser seeks to identify securities that are currently undervalued in relation to their intrinsic value. Using a fundamental, research-intensive approach, the investment adviser considers factors such as: security prices that reflect a market valuation that the investment adviser believes to be below the estimated present or future value of the company; favorable earnings growth prospects; expected above-average return on equity and dividend yield; the financial condition of the company; and various other factors. Although the investment adviser can consider payment of current dividends and income in this process, they are not primary considerations.

                                   MAIN RISKS

      INVESTMENTS IN EQUITY SECURITIES - Investments in equity securities, such as stocks, historically have been a leading choice for long-term investors. However, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets, which could in turn adversely affect the value of the Fund's investments, regardless of the performance or expected performance of companies in which the Fund invests. There is also a risk that the investment adviser's judgment about the attractiveness, value and potential appreciation of particular securities will be incorrect. The same factors may also impact the investment adviser's attempts to control volatility.


      The Fund's equity investments may include American Depositary Receipts
(ADRs) or other securities of foreign issuers, which can pose greater risks than securities of domestic issuers. The risks include, among other things, the possibility that the issuer or the value of the securities may be adversely affected by changes in currency exchange rates.


      INVESTMENTS IN BONDS AND SIMILAR SECURITIES - Investments in bonds and other debt obligations pose different risks. The value of fixed income securities generally will fall if interest rates rise. The value of a debt security may also fall as a result of other factors such as the financial condition of the issuer, the market perception of the issuer or general economic conditions. These investments involve a risk that the issuer may not be able to meet its principal and interest payment obligations. The Fund is not restricted as to the maximum maturities of debt obligations in which it may invest. Those obligations having longer maturities involve greater risk of fluctuations in value.

      FUTURES, OPTIONS AND WARRANTS - Investments in futures, options and warrants are speculative and involve substantial risk, even when used for hedging purposes, including the risk of a complete loss of the value of the investment. It is possible that any hedging strategies used by the investment adviser will not be successful.


      VALUE INVESTING - Value stocks can perform differently from the market as a whole and other types of stocks (e.g., growth-oriented stocks). Additionally, these stocks may continue to be undervalued by the market for long periods of time.


      ADDITIONAL RISKS - The Fund may invest in illiquid securities which present additional risks. (See "More About the Fund's Investments and Related Risks.")


      GENERAL - The risks described above form the Fund's overall risk profile and will affect the value of the Fund's investments, its investment performance and its price per share. Particular investment strategies described in this Prospectus also involve risks. These risks mean that you can lose money by investing in the Fund and that the net asset value of your shares upon redemption may be less than what you paid to purchase them. There is no assurance that the Fund will achieve its investment objective.

      PORTFOLIO HOLDINGS - A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                                PAST PERFORMANCE


The bar chart and table below show information about the Fund's annual returns based on the performance of Class A shares, which the Fund commenced offering on August 4, 1997. The bar chart shows the Fund's performance for 1998, 1999, 2000, 2001, 2002, 2003 and 2004. (It does not show the performance from the Fund's commencement of operations on August 4, 1997 through December 31, 1997, when the Fund's total return was 0.80%.) The bar chart shows the Fund's performance from year to year and gives you some indication of the risks of investing in the Fund. The table allows you to compare the Fund's performance to the performance of the U.S. securities markets generally. The information shown assumes reinvestment of dividends and distributions. The returns shown do not reflect fees and charges imposed by the separate accounts that invest in the Fund's shares. Had those fees and charges been included, returns would have been lower. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


                            YEAR-TO-YEAR TOTAL RETURN
                              AS OF 12/31 EACH YEAR

[BAR CHART]

         15.98%    15.73%    15.99%    -5.30%    -28.22%    28.57%    13.76%
         -----     -----     -----     -----     ------     -----     -----
         1998      1999      2000      2001       2002      2003      2004



                                 BEST QUARTER: 18.53% (quarter ended 6/30/03)

                                 WORST QUARTER: (21.17)% (quarter ended 9/30/02)




                              AVERAGE ANNUAL RETURN
                                 AS OF 12/31/04

                                                                     SINCE
                                      1 YEAR       5 YEARS         INCEPTION*
                                      ------       -------         ----------
Fund...........................       13.76%         2.89%           6.19%
S&P 500(R) Index...............       10.87%        (2.30)%          4.83%
Russell 1000(R) Value  Index...       16.49%         5.27%           7.54%

----------
* From commencement of operations on 8/4/97 through 12/31/04. Index returns are calculated from the nearest month end (7/31/97).

                                FEES AND EXPENSES

      This table describes the fees and expenses that you can expect to pay or bear if you buy and hold Class A shares of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage  of offering price).........      N/A
Maximum Deferred Sales Charge (Load).........      N/A
Maximum Sales Charge (Load) Imposed on
Reinvestment of Dividends....................      N/A
Redemption Fees..............................      N/A
Exchange Fees................................      N/A

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE NET ASSETS):

Management Fee...............................     0.61%*
Distribution and Service (12b-1) Fees........      N/A
Other Expenses...............................     1.32%
Total Annual Fund
Operating Expenses...........................     1.93%*



----------
* The investment adviser has agreed to voluntarily limit expenses of the Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to 1.10% of its average daily net assets. Such arrangements typically take the form of either a reimbursement of expenses or a fee waiver by the investment adviser. During the fiscal year ended December 31, 2004, the investment adviser waived its entire management fee of $215,902 and reimbursed the Fund an additional amount of $60,674. The investment adviser has reserved the right to discontinue this arrangement at any time.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example is based upon Total Annual Fund Operating Expenses as set forth in the table above. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same during those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR    3 YEARS   5 YEARS   10 YEARS
------    -------   -------   --------
$  196    $   606   $ 1,042   $  2,254


The table and Example above reflect the Fund related fees and expenses that you will bear indirectly if you direct a participating insurance company to invest a portion of your life insurance policy or annuity contract premiums in Class A shares of the Fund. As an owner of a life insurance policy or annuity contract, you will also incur various fees and expenses related to your policy or contract that are not reflected in this Prospectus. If the table and Example included these fees and expenses, the fees and expenses shown in the table and the Example would be higher.

                              FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the periods indicated. It is intended to help you understand the Fund's financial results for a single Class A share of the Fund outstanding throughout each period indicated. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These financial highlights do not reflect the fees and charges imposed by the separate accounts investing in the Fund and if it did, total returns would be lower. This information has been derived from financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with the Fund's financial statements, are available without charge upon request.


   SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH
                                     PERIOD


                                           FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR
                                             ENDED           ENDED          ENDED          ENDED          ENDED
                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2004           2003           2002            2001           2000
                                           ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Year           $ 10.04        $  7.91        $ 11.03        $  12.22       $  11.65
                                             -------        -------        -------        --------       --------

Income From Investment Operations:

       Net Investment Income                    0.13*          0.06           0.07            0.09           0.10

       Net Realized and Unrealized Gain         1.25           2.17          (3.19)          (0.74)          1.76
                                             -------        -------        -------        --------       --------
       (Loss) on Investments

Total from Investment Operations                1.38           2.23          (3.12)          (0.65)          1.86
                                             -------        -------        -------        --------       --------
Less Distributions:

       Dividends from Net Investment           (0.18)         (0.07)         (0.01)          (0.09)         (0.10)
       Income

       Distributions from Realized Capital        --          (0.03)            --           (0.45)         (1.18)
       Gains

       In excess of Net Realized  Gains           --             --             --              --          (0.01)
                                             -------        -------        -------        --------       --------

Total Dividends and Distributions              (0.18)         (0.10)         (0.01)          (0.54)         (1.29)
                                             -------        -------        -------        --------       --------

Capital Contribution                              --             --           0.01(a)           --             --
                                             -------        -------        -------        --------       --------

Net Asset Value, End of Year                 $ 11.24        $ 10.04        $  7.91        $  11.03       $  12.22
                                             =======        =======        =======        ========       ========

Total Return                                   13.76%         28.57%        (28.22)%         (5.30%)        15.99%
                                             -------        -------        -------        --------       --------

Net Assets, End of Year (000's)              $28,761        $30,763        $18,278        $ 24,227       $ 33,380
                                             -------        -------        -------        --------       --------

Ratio of Gross Expenses to Average Net          1.93%          2.22%          1.83%(a)        1.53%          1.37%
 Assets

Ratio of Net Expenses to Average                1.10%          1.10%          1.27%(a)        1.10%          1.10%
Net Assets

Ratio of Net Investment Income to Average       1.28%          0.96%          0.73%(a)        0.73%          0.78%
Net Assets

Portfolio Turnover Rate+                         108%            95%            50%             44%            64%






*     Average shares method used in calculation.


+ Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) The investment adviser contributed capital to the Fund for estimated income tax expenses incurred by the Fund. The expense ratios and net investment income ratio were increased by 0.17% and decreased by 0.17%, respectively. As a result of the investment adviser's capital contribution, there was no impact to the Fund's net assets or total return for 2002. The amount by which the net expense ratio of 1.27% exceeds the expense limitation of 1.10% relates to the estimated income tax expense which has been absorbed by the investment adviser through a capital contribution.

                                 ABOUT THE FUND

      The Fund is a series of the LEVCO Series Trust. Shares of the Fund are offered solely to life insurance company separate accounts and to qualified pension and retirement plans ("Qualified Plans"). The shares being offered by this Prospectus are Class A shares. Class A shares are sold only to certain life insurance company separate accounts to fund benefits under variable annuity contracts and variable life insurance policies offered by participating insurance companies. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from owners of the annuity contracts and life insurance policies issued by the participating companies. These allocation rights are described in the prospectus for the separate account that accompanies this Prospectus.

      Participating insurance companies and Qualified Plans that invest in the Fund may not be affiliated with each other and participating insurance companies and their separate accounts may be subject to insurance regulation that varies from state to state. In addition, participating insurance companies may be subject to state insurance and federal tax or other regulation that differs as between variable annuity contracts and variable life insurance policies and which do not apply to Qualified Plans. The Trust does not currently foresee any disadvantages to owners of annuity contracts or life insurance policies arising from these circumstances. It is theoretically possible that the interests of Qualified Plans to which the Fund's shares may be sold, or of the owners of annuity contracts or life insurance policies participating in the Fund through the separate accounts, may at some time be in material and irreconcilable conflict. In some cases, one or more separate accounts or Qualified Plans may redeem all of their investments in the Fund, which could possibly force the Fund to sell portfolio securities at disadvantageous prices. The Board of Trustees of the Trust intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to those conflicts.

                              MORE ABOUT THE FUND'S
                          INVESTMENTS AND RELATED RISKS

      The Fund may use various investment instruments and practices in pursuing its investment program. Descriptions of these instruments and practices, and the risks associated with them, are set forth below.

      You should consider the Fund as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved. Changes in the value of the Fund's investments will result in changes in the value of the Fund's shares, and thus the Fund's total return to shareholders.


      EQUITY SECURITIES - The Fund's investments in equity securities may include investments in common stocks and preferred stocks of U.S. and foreign issuers. The Fund may also purchase securities that have equity characteristics, such as convertible securities, warrants and stock options. The values of equity securities fluctuate in response to many factors. Factors specific to a company, such as certain decisions by management, lower demand for the company's products or services, or even loss of a key executive, could result in a decrease in the value of the company's securities. Factors specific to the industry in which a company is engaged, such as increased competition or costs of production or consumer or investor perception, can have a similar effect. The value of a company's stock can also be adversely affected by changes in financial markets generally, such as an increase in interest rates or consumer confidence, that are unrelated to the company itself or its industry.

      A company's preferred stock is subject to additional risks. Preferred stocks generally pay dividends at specified rates and have a preference over common stock in the payment of dividends and the liquidation of an issuer's assets. However, preferred stock is junior to the debt securities of an issuer in those same respects. Unlike interest payments on debt securities, dividend payments on preferred stock are generally payable at the discretion of an issuer's board of directors. The market prices of preferred stocks will fluctuate based, in part, on changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Preferred stock may decline in value if dividends are not paid.

      The Fund's focus on value stocks carries additional risks. As a group, value stocks tend to go through cycles of relative underperformance and out-performance in comparison to common stocks generally. These cycles may last for several years. The risk factors discussed above and others may cause significant fluctuations in the prices of securities in which the Fund invests and result in losses to the Fund.

      FIXED INCOME SECURITIES - The Fund may invest in fixed income securities. These include bonds and other debt obligations issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and state and local governments. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. The Fund may invest in both investment grade debt securities and non-investment grade debt securities (including junk bonds).

      All debt securities are subject to certain risks. One risk is whether the issuer will be able to meet principal or interest payments. Another risk is that the prices of debt securities will generally decline as interest rates rise. The prices of debt securities may also decline as a result of market perception of the creditworthiness of the issuer and general market liquidity.

      Non-investment grade securities, especially junk bonds, which are highly speculative investments, are more sensitive to these risks, particularly credit risk. Also, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities. For these reasons, the Fund will not invest more than 10% of the value of its total assets in non-convertible debt securities that are not investment grade.

      FOREIGN SECURITIES - The Fund is permitted to invest up to 20% of the value of its total assets in securities of foreign issuers. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks are more severe in emerging markets and could result in the investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities. The Fund may enter into foreign currency forward contracts (which are agreements to exchange an amount of currency at an agreed time and rate) to hedge the risk of fluctuations in exchange rates. This technique, however, may not be successful.

      ILLIQUID SECURITIES - The Fund may invest up to 10% of the value of its net assets in illiquid securities. These securities lack a ready market in which they can be sold. For this reason, illiquid securities involve the risk that the Fund will not be able to sell them when desired or at a favorable price.

      FUTURES, OPTIONS AND WARRANTS - Futures, options, rights and warrants are forms of derivative instruments. They can have equity-like characteristics and typically derive their value, at least in part, from the value of an underlying asset or index. The Fund may purchase and sell rights and warrants for profit opportunity or for purposes of hedging the portfolio. The Fund may also purchase and sell stock index futures and related options, and may trade in options on particular securities or baskets of securities, options on securities indices and foreign currency options. The Fund will write only covered call or covered put options. The Fund may engage in futures and options transactions only for purposes of hedging. However, there is no requirement that the Fund hedge its portfolio or any investment position.

      Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

      A securities index futures contract does not require the physical delivery of the securities underlying the index, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of the securities on which the futures contract is based. To hedge the Fund's portfolio, the investment adviser may sell a stock index futures contract in anticipation of a general market or market sector decline that it believes might adversely affect prices of the Fund's portfolio securities. If there is a correlation between the Fund's portfolio and a particular stock index, the sale of a futures contract on that index could reduce general market risk and permit the Fund to retain its securities position.

      A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option.

      While generally used to limit risk, the use of derivative instruments like futures, options, rights and warrants can increase the volatility of the Fund's portfolio. Particular futures and options positions may create investment exposures that are greater than the costs of those positions would suggest. This means that a small investment could have a large potential positive or negative impact on the Fund's performance. If the Fund invests in these instruments at inappropriate times or judges market conditions incorrectly, they may lower the Fund's return or result in substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid and unpredictable changes in their prices, which could also cause losses to the Fund.

      TEMPORARY DEFENSIVE INVESTMENTS - During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of is assets in high quality, fixed income securities, money market instruments and money market mutual funds, or it may hold cash. The Fund may not achieve its investment objective in these circumstances. The Fund may also hold these investments for liquidity purposes.

      PORTFOLIO TURNOVER - The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table shows the Fund's portfolio turnover rates during recent fiscal . A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate would tend to result in higher brokerage costs to the Fund's shareholders.

                                   MANAGEMENT

      The Board of Trustees of the Trust is responsible for supervising the business and affairs of the Fund. The Board of Trustees has delegated responsibility for management of the Fund's investments to the investment adviser. Other matters relating to the Fund's day-to-day operations are handled by the Trust's officers, each of whom is an officer or employee of the investment adviser.

      INVESTMENT ADVISER - John A. Levin & Co., Inc., One Rockefeller Plaza, New York, New York 10022, serves as the Fund's investment adviser. Subject to the policies as the Board of Trustees may determine, the investment adviser makes all investment decisions for the Fund and places all orders for the purchase and sale of the Fund's investments. The investment adviser also provides administrative services required by the Trust and the Fund, except for certain accounting related services furnished by BISYS Fund Services Ohio, Inc. ("BISYS"). Certain administrative services may also be furnished through the investment adviser's affiliates. The investment adviser furnishes, without expense to the Fund, the services of its personnel to serve as officers and Trustees of the Trust. The Fund pays the investment adviser monthly compensation for these services computed at the following annual rates:

          0.75% on the first $15 million of average daily net assets, and 0.50% on average daily net assets in excess of $15 million.

      The investment adviser may pay financial institutions a portion of this fee that is attributable to the investments of, or contracts or policies held by, customers of those financial institutions. During the fiscal year ended December 31, 2004, the investment adviser waived its entire management fee of $215,902 and reimbursed the Fund an additional amount of $60,674 as a result of its undertaking to limit the Fund's expenses to 1.10% of its average net assets.

      Together with its predecessor, the investment adviser has provided investment advisory services to clients since 1982. The investment adviser is an indirect, wholly-owned subsidiary of

BKF Capital Group, Inc. ("BKF"), a company listed on the New York Stock Exchange (the "NYSE"). Clients of the investment adviser include U.S. and foreign individuals, trusts, non-profit organizations, registered investment funds, investment partnerships, endowments, and pension and profit-sharing funds. As of December 31, 2004, the investment adviser managed approximately $13.6 billion in assets for its clients.

      The portfolio managers of the Fund are:

            JOHN A. LEVIN: Mr. Levin is the founder of John A. Levin & Co., and serves as the firm's Chairman and Chief Executive Officer. He is a senior portfolio manager on the value equity investment team. He is also the senior portfolio manager for our short-biased alternative strategy. Prior to founding John A. Levin & Co. in 1982, Mr. Levin was a partner at Steinhardt Partners (1976-1982) and a partner and director of research at Loeb, Rhoades & Co. (1963-1976). He earned a BS and an LLB from Yale University.

            PHILIP W. FRIEDMAN: Senior Portfolio Manager and Securities Analyst, and the leader of the value equity team of the investment adviser. Prior to assuming these roles in March 2003, he served at the firm as the portfolio manager for a long/short equity strategy. Before joining the investment adviser in 2002, he was a managing director in charge of the U.S. Active Equity Group at Morgan Stanley Asset Management (1998-2002), director of North American Equity Research for Morgan Stanley (1995-1997) and an Aerospace and Defense Electronics analyst for Morgan Stanley (1990-1995).

            JOHN (JACK) W. MURPHY: Senior Portfolio Manager of the investment adviser since 1997, and Securities Analyst of the investment adviser since 1995.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


      TRANSFER AGENT AND ACCOUNTING SERVICES - The Trust has retained BISYS to serve as the Fund's transfer agent and dividend paying agent and to provide the Fund with certain accounting, pricing and administration services, including valuation of the Fund's assets and calculation of the Fund's net asset value.

                                  FUND EXPENSES


      The Fund pays all of its expenses other than those expressly assumed by the investment adviser or the distributor. Expenses of the Fund are deducted from the Fund's total income before dividends are paid. The Fund's expenses include, but are not limited to: fees paid to the Fund's investment adviser, administrator, transfer agent; independent registered public accounting firm and custodian and certain related expenses; taxes; organization costs; brokerage fees and commissions; interest; costs incident to meetings of the Board of Trustees of the Trust and meetings of the Fund's shareholders; costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; legal fees and disbursements; fees payable to federal and state regulatory authorities; fees and expenses of Trustees who are not affiliated with the investment adviser or the distributor; and any extraordinary expenses. The investment adviser has voluntarily undertaken to limit expenses of the Fund (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to 1.10% of its average net assets. The investment adviser reserves the right to discontinue this policy at any time.

                              ABOUT YOUR INVESTMENT

      PURCHASE OF SHARES - The distributor, LEVCO Securities, Inc., offers the Fund's shares to separate accounts at net asset value per share on each day on which the NYSE is open for business, without any sales charge. Net asset value per share is calculated once daily at the first close of regular trading on the NYSE (normally, 4:00 p.m., New York time), Monday through Friday, each day the NYSE is open. It is computed by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the value of the Fund's investments and other assets and dividing the result by the total number of shares of the Fund outstanding. The determination of net asset value is made separately for each class of shares of the Fund. Because the Fund may hold shares that are listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset value, the Fund's net asset value may change on days when separate accounts will not be able to purchase or redeem Fund shares.


      The Fund effects orders to purchase or redeem shares from participating insurance companies that are based on premium payments, surrender and transfer requests and other transaction requests from the owners of variable annuity contracts and variable insurance policies offered by those insurance companies, or from their annuitants and beneficiaries, at the net asset value per share next computed after the separate account receives the transaction request. Any orders to purchase or redeem shares that are not based on actions by contractowners or policy owners, annuitants and beneficiaries will be effected at the net asset value per share next computed after the order is received by the distributor. The Fund reserves the right to suspend the sale of shares in response to conditions in the securities markets or for other reasons.


      Individuals may not place orders to purchase shares directly. Please refer to the prospectus for the separate account of the participating insurance company for more information on purchasing Fund shares.


SECURITIES PRICING - For purposes of computing the Fund's net asset value, securities are valued based on market prices (when available) as of the close of trading on each business day when the NYSE is open. Securities for which market quotations are not readily available are appraised at fair value as discussed below under "Fair Value Pricing." The Fund's short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost.



      FAIR VALUE PRICING - In the event that (i) market quotations for a security are not readily available or (ii) the Fund's pricing service does not provide a valuation with respect to a security, the security will be "fair valued" pursuant to procedures adopted by the Board of Trustees. Such procedures may also be utilized if the investment adviser determines that market quotations do not accurately reflect fair value for a security. Factors that may lead the investment adviser to conclude that market quotations do not reflect fair market value include, but are not limited to: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the thinness of the market; actions of the securities markets, such as the suspension or limitation of trading; and events or actions occurring after the close of the relevant market.

      There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations (i.e., the lack of a reliable market price), there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

      REDEMPTION OF SHARES - A separate account may redeem all or any portion of the shares that it holds at any time at the next computed net asset value per share, as described above. Shares that are redeemed are entitled to any dividends that have been declared as payable to record owners up to and including the day the redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

      The right of redemption may be suspended and the date of payment of the redemption price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading on the NYSE is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

      MARKET TIMING - Market timing involves frequent purchases and sales of mutual fund shares, often with the intent of earning slight arbitrage profits when the NAV of the mutual fund differs from the value of its underlying portfolio holdings. This discrepancy in valuation may occur because the prices used to calculate the daily NAV are stale, particularly relating to securities of mutual funds that invest in foreign securities where the closing price of such securities may be several hours old by the time the fund calculates its NAV and intervening events in the international market may have made those companies' closing prices inaccurate.


      Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.


      The Fund believes that because its portfolio is comprised principally of liquid and domestic holdings, it has limited attraction to "market timers." Nevertheless, the Fund and the

Board of Trustees have adopted the policies and procedures discussed below in an effort to discourage and prevent frequent purchases and redemptions of Fund shares by Fund shareholders. In this regard, if the Fund's investors (including, contractowners, plan participants and other investors) are engaging in market timing activities, the Fund is authorized to (i) raise its minimum investment amount; and/or (ii) reject any purchase requests determined to be attributable to the suspicious activity. Any determination to reject a purchase order is made based on the particular facts and circumstances surrounding the transaction and the investor. Due to the discretionary nature of the Fund's restrictions, some investors may be treated differently from others and as a result, some investors may still engage in market timing, while other investors may bear the adverse effects of market timing.




      Shares of the Fund are held principally through insurance companies and other financial intermediaries such as retirement plan sponsors (each a "Financial Intermediary"), whereby each maintains an omnibus account with the Fund for trading on behalf of its contractowners, customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. The Fund requires that the insurance companies that invest in the Fund have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. Further, the investment adviser reviews certain reports showing purchase and redemption activity in Financial Intermediaries' omnibus accounts, in an effort to identify any unusual pattern of trading activity within a short period of time. If the investment adviser detects an unusual pattern of trading activity, the investment adviser will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary use its best efforts to identify and bar any contractowner that is engaging in market timing, if possible. However, due to the inherent limitations in the Fund's ability to identify trading activity in omnibus accounts held by Financial Intermediaries, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity. Furthermore, there are variations among the market timing policies of each Financial Intermediary. As a result of the foregoing, certain contractowners or other investors may be able to engage in market timing activities respecting the Fund's shares and this could subject the Fund and its investors to the potential adverse consequences of market timing described above.


                             DISTRIBUTIONS AND TAXES

      DISTRIBUTIONS - The Fund declares and distributes dividends from net investment income and net capital gains, if any, annually.

      TAX MATTERS - The Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders. Applicable provisions of the Code require that investments of a segregated asset account of an insurance company, such as the separate accounts of participating insurance companies that own shares of the Fund, must be "adequately diversified" for holders of variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded them. The Fund plans to satisfy the requirements of those provisions as in effect on the date of this Prospectus, at all times.

      Fund dividends and distributions will be taxable, if at all, to the separate accounts that hold Fund shares, and not to the owners of variable annuity contracts or variable life insurance policies offered by participating insurance companies. The tax status of any dividend or distribution is the same regardless of how long the separate account has been an investor in the Fund and whether or not dividends and distributions are reinvested or taken in cash. In general, dividends paid from the Fund's net investment income (which would include short-term capital gains) are taxable as ordinary income. Distributions by the Fund of net long-term capital gain over net short-term capital loss will be treated as long-term capital gain. Redemptions of Fund shares generally will result in recognition of capital gain or loss for federal income tax purposes.

      The Fund's transactions in options and futures contracts are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

      The tax status of dividends and distributions for each calendar year will be detailed in the annual tax statements from the Fund.

      The above discussion provides very general information only. It does not address the tax treatment of the owners of variable annuity contracts or variable life insurance policies offered by participating insurance companies. Owners of these contracts or life insurance policies should consult the prospectuses for the separate accounts for information concerning the Federal income tax treatment of the separate accounts that own Fund shares and of owning the annuity contracts or life insurance policies, and should consult their own tax advisors concerning the Federal and state tax consequences of these investments.

                           SHAREHOLDER COMMUNICATIONS


      It is expected that owners of variable annuity contracts or variable life insurance policies offered by participating insurance companies who have given instructions for separate accounts to invest in the Fund's shares will receive reports from the participating insurance companies that include, among other things, the Fund's unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent registered public accounting firm. The reports will show the investments owned by the Fund and provide other information about the Fund and its operations. The Fund may pay a portion of the cost of preparing certain of those reports. Owners of variable annuity contracts or variable life insurance policies may obtain information about the performance of the Fund on any business day by calling their insurance company.


                             ADDITIONAL INFORMATION

      DESCRIPTION OF SHARES - Shares being offered pursuant to this Prospectus are Class A shares of the Fund. Class I shares of the Fund are offered pursuant to a separate prospectus. The Class A and Class I shares each represent interests in the Fund, but differ in that the Class I shares are sold only to Qualified Plans.

      CUSTODIAN - Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund's custodian.

      DISTRIBUTOR - LEVCO Securities, Inc., One Rockefeller Plaza, New York, New York 10020, serves as the distributor of the Fund's shares. The distributor is a wholly-owned subsidiary of the investment adviser.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - Ernst & Young LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as the independent registered public accounting firm of the Fund. Financial Statements of the Fund appearing in the Fund's annual report were audited by Ernst & Young LLP.


      COUNSEL - Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, serves as counsel to the Fund, and also serves as counsel to the investment adviser and its affiliates on certain matters.

                             LEVCO EQUITY VALUE FUND

                               INVESTMENT ADVISER

                                   John A. Levin & Co., Inc.
                                   One Rockefeller Plaza
                                   New York, New York 10020

                               DISTRIBUTOR

                                   LEVCO Securities, Inc.
                                   One Rockefeller Plaza
                                   New York, New York 10020

                               CUSTODIAN

                                   Brown Brothers Harriman & Co.
                                   40 Water Street
                                   Boston, Massachusetts 02109

                               TRANSFER AGENT

                                   BISYS Fund Services Ohio, Inc.
                                   3435 Stelzer Road
                                   Columbus, Ohio 43219


                               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


                                   Ernst & Young LLP
                                   1100 Huntington Center
                                   41 South High Street
                                   Columbus, Ohio 43215


                               LEGAL COUNSEL

                                   Schulte Roth & Zabel LLP
                                   919 Third Avenue
                                   New York, New York 10022

      NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN APPROVED SALES LITERATURE IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

                              FOR MORE INFORMATION

      For more information about the Fund, the following documents are available free upon request:

      ANNUAL/SEMI-ANNUAL REPORTS - Additional information is available in the Fund's annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

                              TO OBTAIN INFORMATION

      To obtain free copies of the annual or semi-annual report or the SAI or discuss questions about the Fund:

      BY TELEPHONE - Call your insurance company or 1-800-910-3863

      BY MAIL - Write your insurance company or the Fund, c/o BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219


      ON THE INTERNET - Text only versions can be viewed online or downloaded from http://www.sec.gov.


      FROM THE SEC - Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

      Investment Company Act File Number 811-08007

   Prospectus Dated April 29, 2005


   LEVCO EQUITY VALUE FUND

   (a series of LEVCO Series Trust)

   One Rockefeller Plaza, 19th Floor
   New York, New York 10020

The shares being offered by this Prospectus are Class I shares. Class I shares are sold only to qualified pension and retirement plans ("Qualified Plans").

      This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. It should be read and retained for future reference.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES AND HAS NOT PASSED ON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS PROSPECTUS. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                ----
INVESTMENT OBJECTIVE AND STRATEGY..............................................................................   3

MAIN RISKS.....................................................................................................   4

PAST PERFORMANCE...............................................................................................   5

FEES AND EXPENSES..............................................................................................   8

FINANCIAL HIGHLIGHTS...........................................................................................   9

ABOUT THE FUND.................................................................................................  10

MORE ABOUT THE FUND'S INVESTMENTS AND RELATED RISKS............................................................  10

MANAGEMENT.....................................................................................................  13

FUND EXPENSES..................................................................................................  15

ABOUT YOUR INVESTMENT..........................................................................................  15

DISTRIBUTIONS AND TAXES........................................................................................  18

SHAREHOLDER COMMUNICATIONS.....................................................................................  19

ADDITIONAL INFORMATION.........................................................................................  19

                        INVESTMENT OBJECTIVE AND STRATEGY

      GOAL AND TYPES OF INVESTMENTS - The investment objective of the Fund is to achieve long-term growth of capital. The Fund pursues this objective by normally investing at least 80% of its net assets in common stocks and other securities having equity characteristics. These will generally consist of securities of issuers with market capitalizations of greater than $2 billion. In managing the Fund's investment portfolio, the investment adviser attempts to control volatility as measured against the Standard & Poor's Composite 500 Stock Index(TM) (a widely recognized, unmanaged index of stocks frequently used as a general measure of performance for large capitalization U.S. stocks).


      In addition to common stocks, the Fund may invest in preferred stocks, convertible debt and convertible preferred securities, warrants, rights and other securities having equity characteristics. The Fund's equity investments may include securities of foreign issuers in the form of American Depositary Receipts or other securities of foreign issuers.


      The Fund may invest a portion of its assets in bonds and other types of debt obligations. Most of these debt instruments will be investment grade. The Fund may also invest in high-quality money market instruments such as short-term U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate obligations and repurchase agreements.

      While not obligated to do so, the investment adviser may also use a variety of hedging strategies to seek to protect against declines in the value of securities the Fund holds. These strategies may include the use of options on securities, stock index options, and stock index futures and related options. They involve special risks, which are discussed below.


      The Fund's investment objectives and policies identified above are "non-fundamental" and therefore, may be changed without approval of shareholders. However, the Fund will provide shareholders with at least 60 days prior notice of any change in its policy of normally investing at least 80% of its net assets in common stocks and other securities having equity characteristics.


      HOW THE INVESTMENT ADVISER SELECTS INVESTMENTS - The investment adviser follows a value-oriented investment philosophy in selecting stocks for the Fund. This means that the investment adviser seeks to identify securities that are currently undervalued in relation to their intrinsic value. Using a fundamental, research-intensive approach, the investment adviser considers factors such as: security prices that reflect a market valuation that the investment adviser believes to be below the estimated present or future value of the company; favorable earnings growth prospects; expected above-average return on equity and dividend yield; the financial condition of the company; and various other factors. Although the investment adviser can consider payment of current dividends and income in this process, they are not primary considerations.

                                   MAIN RISKS

      INVESTMENTS IN EQUITY SECURITIES - Investments in equity securities, such as stocks, historically have been a leading choice for long-term investors. However, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). General market and economic factors may adversely affect securities markets, which could in turn adversely affect the value of the Fund's investments, regardless of the performance or expected performance of companies in which the Fund invests. There is also a risk that the investment adviser's judgment about the attractiveness, value and potential appreciation of particular securities will be incorrect. The same factors may also impact the investment adviser's attempts to control volatility.


      The Fund's equity investments may include American Depositary Receipts (ADR's) or other securities of foreign issuers which can pose greater risks than securities of domestic issuers. The risks include, among other things, the possibility that the issuer or the value of the securities may be adversely affected by changes in currency exchange rates.


      INVESTMENTS IN BONDS AND SIMILAR SECURITIES - Investments in bonds and other debt obligations pose different risks. The value of fixed income securities generally will fall if interest rates rise. The value of a debt security may also fall as a result of other factors such as the financial condition of the issuer, the market perception of the issuer or general economic conditions. These investments involve a risk that the issuer may not be able to meet its principal and interest payment obligations. The Fund is not restricted as to the maximum maturities of debt obligations in which it may invest. Those obligations having longer maturities involve greater risk of fluctuations in value.

      FUTURES, OPTIONS AND WARRANTS - Investments in futures, options and warrants are speculative and involve substantial risk, even when used for hedging purposes, including the risk of a complete loss of the value of the investment. It is possible that any hedging strategies used by the investment adviser will not be successful.


      VALUE INVESTING - "Value" stocks can perform differently from the market as a whole and other types of stocks (e.g., growth-oriented stocks). Additionally, these stocks may continue to be undervalued by the market for long periods of time.



      ADDITIONAL RISKS - The Fund may invest in illiquid securities which present additional risks. (See "More About the Fund's Investments and Related Risks.")


      GENERAL - The risks described above form the Fund's overall risk profile and will affect the value of the Fund's investments, its investment performance and its price per share. Particular investment strategies described in this Prospectus also involve risks. These risks mean that you can lose money by investing in the Fund and that the net asset value of your shares upon redemption may be less than what you paid to purchase them. There is no assurance that the Fund will achieve its investment objective.

      PORTFOLIO HOLDINGS - A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                                PAST PERFORMANCE


      The bar chart and table below show information about the Fund's annual returns based on the performance of Class A shares, which the Fund commenced offering on August 4, 1997. The Fund commenced offering Class I shares on June 17, 2004. Class A shares are not offered in this Prospectus, but Class I shares would have had substantially similar annual returns because the Fund's shares are invested in the same portfolio of securities and annual returns would differ only to the extent that Class A and Class I shares have different expenses. If the expenses of Class I shares had been included, returns would have been lower. In addition, the returns shown do not reflect the fees and charges imposed by the Qualified Plans that invest in the Fund's shares. Had those fees and charges been included, returns would have been lower. The bar chart shows the Fund's performance for 1998, 1999, 2000, 2001, 2002, 2003 and 2004. (It does not show the performance from the Fund's commencement of operations on August 4, 1997 through December 31, 1997, when the Fund's total return was 0.80%.) The bar chart shows the Fund's performance from year to year and gives you some indication of the risks of investing in the Fund. The table allows you to compare the Fund's performance to the performance of the U.S. securities markets generally. The information shown assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                            YEAR-TO-YEAR TOTAL RETURN
                             AS OF 12/31 EACH YEAR*


                                  [BAR CHART]

         15.98%    15.73%    15.99%    -5.30%    -28.22%    28.57%    13.76%
         -----     -----     -----     -----     ------     -----     -----
         1998      1999      2000      2001       2002      2003      2004



                  BEST QUARTER: 18.53% (quarter ended 6/30/03)

                 WORST QUARTER: (21.17)% (quarter ended 9/30/02)



                             AVERAGE ANNUAL RETURN
                                 AS OF 12/31/04*

                                         1 YEAR         5 YEARS        SINCE INCEPTION
                                         ------         -------        ---------------
Fund...........................           13.76%           2.89%            6.19%
S&P 500(R) Index...............           10.87%          (2.30)%           4.83%
Russell 1000(R) Value Index               16.49%           5.27%            7.54%



----------

* The quoted performance for the Fund's shares reflects the performance of the Class A shares with an inception date of August 4, 1997. Index returns are calculated from the nearest month end (7/31/97). Returns since June 30, 2004 for the S&P 500(R) Index and the Russell 1000(R) Value Index were 8.08% and 13.42% respectively. These returns represent a more accurate comparison to the return of Class I shares since inception, which was 10.45% before taxes. The return after taxes on distributions and the return after taxes on distributions and sales of Fund shares for Class I would be 10.25% and 7.06%, respectively.

      After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of the measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Returns After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

                                FEES AND EXPENSES

      This table describes the fees and expenses that you can expect to pay or bear if you buy and hold Class I shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):


Maximum Sales Charge (Load) Imposed on Purchases   N/A
(as a percentage  of offering price).........
Maximum Deferred Sales Charge (Load).........      N/A
Maximum Sales Charge (Load) Imposed on             N/A
Reinvestment of Dividends....................
Redemption Fees..............................      N/A
Exchange Fees................................      N/A

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(AS A PERCENTAGE OF AVERAGE NET ASSETS):

Management Fee...............................     0.61%*
Distribution and Service (12b-1) Fees........      N/A
Other Expenses...............................     1.86%
Total Annual Fund
Operating Expenses...........................     2.47%*


----------
* The investment adviser has agreed to voluntarily limit expenses of the Fund (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) to 1.10% of its average daily net assets. Such arrangements typically take the form of either a reimbursement of expenses or a fee waiver by the investment adviser. During the fiscal year ended December 31, 2004, the investment adviser waived its entire management fee of $215,902 and reimbursed the Fund an additional amount of $60,674. The investment adviser has reserved the right to discontinue this arrangement at any time.

EXAMPLE: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example is based upon Total Annual Fund Operating Expenses as set forth in the table above. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same during those periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR     3 YEARS    5 YEARS   10 YEARS
------     -------    -------   --------
$  250     $   770    $ 1,316   $  2,806


The table and Example above reflect the Fund related fees and expenses that a Qualified Plan, or your participant account in a Qualified Plan, will bear indirectly by investing in Class I shares of the Fund. Qualified Plans and participant accounts in Qualified Plans may also incur various fees and expenses that are not reflected in this Prospectus. If the table and Example included these fees and expenses, the fees and expenses shown in the table and the Example would be higher.

                              FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the period indicated. It is intended to help you understand the Fund's financial results for a single Class I share of the Fund outstanding throughout the period indicated. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with the Fund's financial statements, are available without charge upon request.



           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
                              THROUGHOUT THE PERIOD



                                                          FOR THE PERIOD ENDED DECEMBER 31, 2004 (a)
                                                          ------------------------------------------
Net Asset Value, Beginning of Period                                    $ 10.30
                                                                        -------
Income From Investment Operations:

       Net Investment Income                                               0.10*

       Net Realized and Unrealized Gain on Investments                     0.98
                                                                        -------

Total from Investment Operations                                           1.08
                                                                        -------

Less Distributions:

       Dividends from Net Investment Income                               (0.14)
                                                                        -------

       Total Dividends and Distributions                                  (0.14)
                                                                        -------

Net Asset Value, End of Period                                          $ 11.24
                                                                        =======

Total Return                                                              10.45%(b)
                                                                        -------

Net Assets, End of Period (000's)                                       $ 4,388
                                                                        -------

Ratio of Gross Expenses to Average Net Assets                              2.47%(c)

Ratio of Net Expenses to Average Net Assets                                1.10% (c)

Ratio of Net Investment Income to Average Net Assets                       1.67%(c)

Portfolio Turnover Rate+                                                    108%


*     Average shares method used in calculation.


+ Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


(a) Represents the period from June 17, 2004 (date of commencement of operations) to December 31, 2004.


(b)   Not annualized.


(c)   Annualized.

                                 ABOUT THE FUND

      The Fund is a series of the LEVCO Series Trust. Shares of the Fund are offered solely to Qualified Plans (and the plan accounts of their participants) and to certain life insurance company separate accounts to fund benefits under variable annuity contracts and variable life insurance policies offered by participating insurance companies. The shares being offered by this Prospectus are Class I shares. Class I shares are sold only to Qualified Plans (and their participant accounts).

      Qualified Plans and participating insurance companies that invest in the Fund may not be affiliated with each other and participating insurance companies and their separate accounts may be subject to insurance regulation that varies from state to state. In addition, participating insurance companies may be subject to state insurance and federal tax or other regulation that differs as between variable annuity contracts and variable life insurance policies and between the Qualified Plans. The Trust does not currently foresee any disadvantages to the Qualified Plans (and their participant accounts) or the owners of these contracts or policies arising from these circumstances. It is theoretically possible that the interests of Qualified Plans to which the Fund's shares may be sold, or of the owners of annuity contracts or life insurance policies participating in the Fund through the separate accounts, may at some time be in material and irreconcilable conflict. In some cases, one or more separate accounts or Qualified Plans may redeem all of their investments in the Fund, which could possibly force the Fund to sell portfolio securities at disadvantageous prices. The Board of Trustees of the Trust intends to monitor events to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response to those conflicts.

                              MORE ABOUT THE FUND'S
                          INVESTMENTS AND RELATED RISKS

      The Fund may use various investment instruments and practices in pursuing its investment program. Descriptions of these instruments and practices, and the risks associated with them, are set forth below.

      You should consider the Fund as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved. Changes in the value of the Fund's investments will result in changes in the value of the Fund's shares, and thus the Fund's total return to shareholders.

      EQUITY SECURITIES - The Fund's investments in equity securities may include investments in common stocks and preferred stocks of U.S. and foreign issuers. The Fund may also purchase securities that have equity characteristics, such as convertible securities, warrants and stock options. The values of equity securities fluctuate in response to many factors. Factors specific to a company, such as certain decisions by management, lower demand for the company's products or services, or even loss of a key executive, could result in a decrease in the value of the company's securities. Factors specific to the industry in which a company is engaged, such as increased competition or costs of production or consumer or investor perception, can have a similar effect. The value of a company's stock can also be adversely effected by changes in financial markets generally, such as an increase in interest rates or consumer confidence, that are unrelated to the company itself or its industry.

      A company's preferred stock is subject to additional risks. Preferred stocks generally pay dividends at specified rates and have a preference over common stock in the payment of dividends and the liquidation of an issuer's assets. However, preferred stock is junior to the debt securities of an issuer in those same respects. Unlike interest payments on debt securities, dividend payments on preferred stock are generally payable at the discretion of an issuer's board of directors. The market prices of preferred stocks will fluctuate based, in part, on changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Preferred stock may decline in value if dividends are not paid.

      The Fund's focus on value stocks carries additional risks. As a group, value stocks tend to go through cycles of relative underperformance and out-performance in comparison to common stocks generally. These cycles may last for several years. The risk factors discussed above and others may cause significant fluctuations in the prices of securities in which the Fund invests and result in losses to the Fund.

      FIXED INCOME SECURITIES - The Fund may invest in fixed income securities. These include bonds and other debt obligations issued by U.S. and foreign corporations, the U.S. government or foreign governments or their agencies, and state and local governments. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. The Fund may invest in both investment grade debt securities and non-investment grade debt securities (including junk bonds).

      All debt securities are subject to certain risks. One risk is whether the issuer will be able to meet principal or interest payments. Another risk is that the prices of debt securities will generally decline as interest rates rise. The prices of debt securities may also decline as a result of market perception of the creditworthiness of the issuer and general market liquidity.

      Non-investment grade securities, especially junk bonds, which are highly speculative investments, are more sensitive to these risks, particularly credit risk. Also, the markets for non-investment grade securities may be thinner and less active than the markets for investment grade securities. For these reasons, the Fund will not invest more than 10% of the value of its total assets in non-convertible debt securities that are not investment grade.

      FOREIGN SECURITIES - The Fund is permitted to invest up to 20% of the value of its total assets in securities of foreign issuers. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks are more severe in emerging markets and could result in the investment adviser misjudging the value of certain securities or in a significant loss in the value of those securities. The Fund may enter into foreign currency forward contracts (which are agreements to exchange an amount of currency at an agreed time and rate) to hedge the risk of fluctuations in exchange rates. This technique, however, may not be successful.

      ILLIQUID SECURITIES - The Fund may invest up to 10% of the value of its net assets in illiquid securities. These securities lack a ready market in which they can be sold. For this reason, illiquid securities involve the risk that the Fund will not be able to sell them when desired or at a favorable price.

      FUTURES, OPTIONS AND WARRANTS - Futures, options, rights and warrants are forms of derivative instruments. They can have equity-like characteristics and typically derive their value, at least in part, from the value of an underlying asset or index. The Fund may purchase and sell rights and warrants for profit opportunity or for purposes of hedging the portfolio. The Fund may also purchase and sell stock index futures and related options, and may trade in options on particular securities or baskets of securities, options on securities indices and foreign currency options. The Fund will write only covered call or covered put options. The Fund may engage in futures and options transactions only for purposes of hedging. However, there is no requirement that the Fund hedge its portfolio or any investment position.

      Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

      A securities index futures contract does not require the physical delivery of the securities underlying the index, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures position is simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of the securities on which the futures contract is based. To hedge the Fund's portfolio, the investment adviser may sell a stock index futures contract in anticipation of a general market or market sector decline that it believes might adversely affect prices of the Fund's portfolio securities. If there is a correlation between the Fund's portfolio and a particular stock index, the sale of a futures contract on that index could reduce general market risk and permit the Fund to retain its securities position.

      A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying asset or index at a stated exercise price at any time prior to the expiration of the option.

      While generally used to limit risk, the use of derivative instruments like futures, options, rights and warrants can increase the volatility of the Fund's portfolio. Particular futures and options positions may create investment exposures that are greater than the costs of those positions would suggest. This means that a small investment could have a large potential positive or negative impact on the Fund's performance. If the Fund invests in these instruments at inappropriate times or judges market conditions incorrectly, they may lower the Fund's return or result in substantial losses. Changes in the liquidity of the secondary markets in which these instruments trade can result in significant, rapid and unpredictable changes in their prices, which could also cause losses to the Fund.

      TEMPORARY DEFENSIVE INVESTMENTS - During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of is assets in high quality, fixed income securities, money market instruments and money market mutual funds, or it may hold cash. The Fund may not achieve its investment objective in these circumstances. The Fund may also hold these investments for liquidity purposes.

      PORTFOLIO TURNOVER - The Fund may engage in active and frequent trading of its portfolio securities. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate would tend to result in higher brokerage costs to the Fund's shareholders.

                                   MANAGEMENT

      The Board of Trustees of the Trust is responsible for supervising the business and affairs of the Fund. The Board of Trustees has delegated responsibility for management of the Fund's investments to the investment adviser. Other matters relating to the Fund's day-to-day operations are handled by the Trust's officers, each of whom is an officer or employee of the investment adviser.

      INVESTMENT ADVISER - John A. Levin & Co., Inc., One Rockefeller Plaza, New York, New York 10022, serves as the Fund's investment adviser. Subject to the policies as the Board of Trustees may determine, the investment adviser makes all investment decisions for the Fund and places all orders for the purchase and sale of the Fund's investments. The investment adviser also provides administrative services required by the Trust and the Fund, except for certain accounting related services furnished by BISYS Fund Services Ohio, Inc. ("BISYS"). Certain administrative services may also be furnished through the investment adviser's affiliates. The investment adviser furnishes, without expense to the Fund, the services of its personnel to serve as officers and Trustees of the Trust. The Fund pays the investment adviser monthly compensation for these services computed at the following annual rates:

           0.75% on the first $15 million of average daily net assets, and 0.50% on average daily net assets in excess of $15 million.

      The investment adviser may pay financial institutions a portion of this fee that is attributable to the investments of, or contracts or policies held by, customers of those financial institutions. During the fiscal year ended December 31, 2004, the investment adviser waived its entire management fee of $215,902 and reimbursed the Fund an additional amount of $60,674 as a result of its undertaking to limit the Fund's expenses to 1.10% of its average net assets.

      Together with its predecessor, the investment adviser has provided investment advisory services to clients since 1982. The investment adviser is an indirect, wholly-owned subsidiary of BKF Capital Group, Inc. ("BKF"), a company listed on the New York Stock Exchange (the "NYSE"). Clients of the investment adviser include U.S. and foreign individuals, trusts, non-profit organizations, registered investment funds, investment partnerships, endowments, and pension and profit-sharing funds. As of December 31, 2004, the investment adviser managed approximately $13.6 billion in assets for its clients.

            The portfolio managers of the Fund are:

            JOHN A. LEVIN: Mr. Levin is the founder of John A. Levin & Co., and serves as the firm's Chairman and Chief Executive Officer. He is a senior portfolio manager on the value equity investment team. He is also the senior portfolio manager for our short-biased alternative strategy. Prior to founding John A. Levin & Co. in 1982, Mr. Levin was a partner at Steinhardt Partners (1976-1982) and a partner and director of research at Loeb, Rhoades & Co. (1963-1976). He earned a BS and an LLB from Yale University.

            PHILIP W. FRIEDMAN: Senior Portfolio Manager and Securities Analyst, and the leader of the value equity team of the investment adviser. Prior to assuming these roles in March 2003, he served at the firm as the portfolio manager for a long/short equity strategy. Before joining the investment adviser in 2002, he was a managing director in charge of the U.S. Active Equity Group at Morgan Stanley Asset Management (1998-2002), director of North American Equity Research for Morgan Stanley (1995-1997) and an Aerospace and Defense Electronics analyst for Morgan Stanley (1990-1995).

            JOHN (JACK) W. MURPHY: Senior Portfolio Manager of the investment adviser since 1997, and Securities Analyst of the investment adviser since 1995.


The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


      TRANSFER AGENT AND ACCOUNTING SERVICES - The Trust has retained BISYS to serve as the Fund's transfer agent and dividend paying agent and to provide the Fund with certain accounting, pricing and administration services, including valuation of the Fund's assets and calculation of the Fund's net asset value. The Trust has retained The Vanguard Group, Inc. as sub-transfer agent of the Fund to receive orders for the purchases and redemptions by certain Qualified Plans.

                                  FUND EXPENSES


      The Fund pays all of its expenses other than those expressly assumed by the investment adviser or the distributor. Expenses of the Fund are deducted from the Fund's total income before dividends are paid. The Fund's expenses include, but are not limited to: fees paid to the Fund's investment adviser, administrator, transfer agent; independent registered public accounting firm and custodian and certain related expenses; taxes; organization costs; brokerage fees and commissions; interest; costs incident to meetings of the Board of Trustees of the Trust and meetings of the Fund's shareholders; costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; legal fees and disbursements; fees payable to federal and state regulatory authorities; fees and expenses of Trustees who are not affiliated with the investment adviser or the distributor; and any extraordinary expenses. The investment adviser has voluntarily undertaken to limit expenses of the Fund (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to 1.10% of its average net assets. The investment adviser reserves the right to discontinue this policy at any time.


                              ABOUT YOUR INVESTMENT


      PURCHASE OF SHARES - The distributor, LEVCO Securities, Inc., offers the Fund's shares to Qualified Plans at net asset value per share on each day on which the NYSE is open for business, without any sales charge. Net asset value per share is calculated once daily at the first close of regular trading on the NYSE (normally, 4:00 p.m., New York time), Monday through Friday, each day the NYSE is open. It is computed by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the value of the Fund's investments and other assets and dividing the result by the total number of shares of the Fund outstanding. The determination of net asset value is made separately for each class of shares of the Fund. Because the Fund may hold shares that are listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset value, the Fund's net asset value may change on days when Qualified Plans will not be able to purchase or redeem Fund shares. The Fund reserves the right to suspend the sale of shares in response to conditions in the securities markets for other reasons.


      Individuals may not place orders to purchase shares directly. Please refer to the summary plan description.

      Plan administrators should contact the Fund's transfer agent at 1-800-910-3863 to establish new accounts. Plan Administrator Account opening documents should be mailed to:

      Levco Securities Trust
      P.O. Box 182803
      Columbus, OH  43218-2803

      Purchases can be placed by plan administrators with the Fund's transfer agent by phone, mail or mutually agreed upon method by contacting the transfer agent at the phone number or address above.

      Trades received by 4:00 p.m., New York time, on days in which the Fund is open, will be placed at the current day's net asset value.

      All purchases must be made in U.S. Dollars. Purchase settlements should be wired to:

      Fifth Third Bank
      ABA: 042000314
      Attn: Levco Concentration Account
      A/C: 99272136
      Reference: Fund & Account Number


      SECURITIES PRICING - For purposes of computing the Fund's net asset value, securities are valued based on market prices (when available) as of the close of trading on each business day when the NYSE is open. Securities for which market quotations are not readily available are appraised at fair value as discussed below under "Fair Value Pricing." The Fund's short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost.


      FAIR VALUE PRICING - In the event that (i) market quotations for a security are not readily available or (ii) the Fund's pricing service does not provide a valuation with respect to a security, the security will be "fair valued" pursuant to procedures adopted by the Board of Trustees. Such procedures may also be utilized if the investment adviser determines that market quotations do not accurately reflect fair value for a security. Factors that may lead the investment adviser to conclude that market quotations do not reflect fair market value include, but are not limited to: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the thinness of the market; actions of the securities markets, such as the suspension or limitation of trading; and events or actions occurring after the close of the relevant market.

      There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. Because of the inherent uncertainty in fair valuations (i.e., the lack of a reliable market price), there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

      REDEMPTION OF SHARES - A Qualified Plan may redeem all or any portion of the shares that it holds at any time at the next computed net asset value per share, as described above. Shares that are redeemed are entitled to any dividends that have been declared as payable to record owners up to and including the day the redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

      The right of redemption may be suspended and the date of payment of the redemption price may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading on the NYSE is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of shareholders.

      Redemption orders can be placed by plan administrators with the Fund's transfer agent by phone, mail or mutually agreed upon method by contacting the transfer agent at the phone number or address above.

      Trades received by 4:00 p.m., New York time, on days in which the Fund is open, will be placed at the current day's net asset value.

      Redemption settlement will be made in U.S. Dollars via federal funds wire.

      MARKET TIMING - Market timing involves frequent purchases and sales of mutual fund shares, often with the intent of earning slight arbitrage profits when the NAV of the mutual fund differs from the value of its underlying portfolio holdings. This discrepancy in valuation may occur because the prices used to calculate the daily NAV are stale, particularly relating to securities of mutual funds that invest in foreign securities where the closing price of such securities may be several hours old by the time the fund calculates its NAV and intervening events in the international market may have made those companies' closing prices inaccurate.


      Excessive, short-term or market timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. Volatility resulting from excessive trading may cause the Fund difficulty in implementing investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may be forced to sell portfolio securities at disadvantageous times to raise cash to allow for such excessive trading. This, in turn, could increase tax, administrative and other costs and adversely impact the Fund's performance.



      The Fund believes that because its portfolio is comprised principally of liquid and domestic holdings, it has limited attraction to "market timers." Nevertheless, the Fund and the Board of Trustees have adopted the policies and procedures discussed below in an effort to discourage and prevent frequent purchases and redemptions of Fund shares by Fund shareholders. In this regard, if the Fund's investors (including, contractowners, plan participants and other investors) are engaging in market timing activities, the Fund is authorized to
(i) raise its minimum investment amount; and/or (ii) reject any purchase requests determined to be attributable to the suspicious activity. Any determination to reject a purchase order is made based on the particular facts and circumstances surrounding the transaction and the investor. As there is no set or automatic bar on designated groups of purchase orders, there is a possibility that not all investors will be prevented from market timing the Fund.



      Shares of the Fund are held principally through insurance companies and other financial intermediaries such as retirement plan sponsors (each a "Financial Intermediary"), whereby each maintains an omnibus account with the Fund for trading on behalf of its contractowners, customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. The Fund requires that the insurance companies that invest in the Fund have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contractowners. Further, the investment adviser reviews certain reports showing purchase and redemption activity in Financial Intermediaries' omnibus accounts, in an effort to identify any unusual pattern of trading activity within a short period of time. If the investment adviser detects an unusual pattern of trading activity, the Adviser will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary use its best efforts to identify and bar any contractowner that is engaging in market timing, if possible. However, due to the inherent limitations in the Fund's ability to identify trading activity in omnibus accounts held by Financial Intermediaries, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity. Furthermore, each Financial Intermediary may not have policies designed specifically to prevent market timing of the Fund. As a result of the foregoing, certain contractowners or other investors may be able to engage in market timing activities respecting the Fund's shares, and this could subject the Fund and its investors to the potential adverse consequences of market timing described above.


                             DISTRIBUTIONS AND TAXES

      DISTRIBUTIONS - The Fund declares and distributes dividends from net investment income and net capital gains, if any, annually.

      TAX MATTERS - The Fund has elected and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax to the extent it distributes its net income to shareholders. Tax-exempt U.S. investors will not incur unrelated business taxable income with respect to an unleveraged investment in Fund shares.

      The Fund's transactions in options and futures contracts are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

                           SHAREHOLDER COMMUNICATIONS


      It is expected that participants of Qualified Plans who have given instructions for their plans to invest in the Fund's shares will receive reports from the participating plans that include, among other things, the Fund's unaudited semi-annual financial statements and year-end financial statements audited by the Trust's independent registered public accounting firm. The reports will show the investments owned by the Fund and provide other information about the Fund and its operations. The Fund may pay a portion of the cost of preparing certain of those reports. Participants of Qualified Plans may obtain information about the performance of the Fund on any business day by calling their plan administrator.


                             ADDITIONAL INFORMATION

      DESCRIPTION OF SHARES - Shares being offered pursuant to this Prospectus are Class I shares of the Fund. Class A shares of the Fund are offered pursuant to a separate prospectus. The Class A and Class I shares each represent interests in the Fund, but differ in that the Class A shares are sold only to life insurance companies and their separate accounts to fund benefits under variable annuity contracts and variable life insurance policies offered by participating insurance companies.

      CUSTODIAN - Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as the Fund's custodian.

      DISTRIBUTOR - LEVCO Securities, Inc., One Rockefeller Plaza, New York, New York 10020, serves as the distributor of the Fund's shares. The distributor is a wholly-owned subsidiary of the investment adviser.


      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM - Ernst & Young LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as the independent registered public accounting firm of the Fund. Financial Statements of the Fund appearing in the Fund's annual report were audited by Ernst & Young LLP.


      COUNSEL - Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, serves as counsel to the Fund, and also serves as counsel to the investment adviser and its affiliates on certain matters.

                             LEVCO EQUITY VALUE FUND

                        INVESTMENT ADVISER

                              John A. Levin & Co., Inc.
                              One Rockefeller Plaza
                              New York, New York 10020

                        DISTRIBUTOR

                              LEVCO Securities, Inc.
                              One Rockefeller Plaza
                              New York, New York 10020

                        CUSTODIAN

                              Brown Brothers Harriman & Co.
                              40 Water Street
                              Boston, Massachusetts 02109

                        TRANSFER AGENT

                              BISYS Fund Services Ohio, Inc.
                              3435 Stelzer Road
                              Columbus, Ohio 43219


                        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



                              Ernst & Young LLP
                              1100 Huntington Center
                              41 South High Street
                              Columbus, Ohio 43215


                        LEGAL COUNSEL

                              Schulte Roth & Zabel LLP
                              919 Third Avenue
                              New York, New York 10022

      NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN APPROVED SALES LITERATURE IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

                              FOR MORE INFORMATION

      For more information about the Fund, the following documents are available free upon request:

      ANNUAL/SEMI-ANNUAL REPORTS - Additional information is available in the Fund's annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

                              TO OBTAIN INFORMATION

      To obtain free copies of the annual or semi-annual report or the SAI or discuss questions about the Fund:

      BY TELEPHONE - Call your plan administrator or 1-800-910-3863

      BY MAIL - Write your plan administrator or the Fund, c/o BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219


      ON THE INTERNET - Text only versions can be viewed online or downloaded from http://www.sec.gov.


      FROM THE SEC - Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

      Investment Company Act File Number 811-08007

    Statement of Additional Information dated April  29, 2005
    LEVCO EQUITY VALUE FUND
    (series of LEVCO Series Trust)


    One Rockefeller Plaza, 19th Floor
    New York, New York 10020

      LEVCO Equity Value Fund (the "Fund") is a series of LEVCO Series Trust (the "Trust"), an open-end, diversified, management investment company (commonly known as a mutual fund) organized as a Delaware statutory trust on January 2, 1997. The investment objective of the Fund is to achieve long-term growth of capital. In managing the Fund's investment portfolio, the investment adviser attempts to control volatility as measured against the Standard & Poor's Composite 500 Stock Index(TM) (the "S&P 500").

      The Fund pursues its objective by normally investing at least 80% of its net assets in common stocks and other securities having equity characteristics, which, in the opinion of the Fund's investment adviser, are currently undervalued in relation to their intrinsic value. In pursuing its objective, the Fund may utilize a variety of investment techniques. See "INVESTMENT OBJECTIVE AND POLICIES." Options on securities, stock index options and stock index futures and related options may be used by the Fund for hedging purposes and involve certain risks.

      John A. Levin & Co., Inc. (the "Investment Adviser") serves as the investment adviser of the Fund.

      Shares of the Fund, consisting of Class A and Class I shares (collectively, the "Shares"), are distributed by LEVCO Securities, Inc. (the "Distributor"). Class A Shares are sold to certain life insurance companies (the "Participating Companies") and their separate accounts (the "Separate Accounts") to fund benefits under variable annuity contracts (the "Contracts") and variable life insurance policies (the "Policies") offered by Participating Companies. The Separate Accounts invest in Shares in accordance with allocation instructions received from Contract and Policy owners (the "Contract Owners" and the "Policy Owners"). These allocation rights are described in the prospectus for the Separate Account. Class A Shares are redeemed to the extent necessary to provide benefits under the Contracts and Policies. Class I Shares are sold only to qualified pension and retirement plans ("Qualified Plans").


      Information about the Fund is set forth in the Prospectus for Class A shares of the Fund and the Prospectus for Class I shares of the Fund, each dated April 29, 2005 (collectively, the "Prospectuses"). The Prospectuses provide the basic information you should know before investing and may be obtained without charge by calling your insurance company, your plan or 1-800-910-3863. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectuses and is intended to provide you with additional information regarding the activities and operations of the Fund. This Statement of Additional Information should be read in conjunction with the applicable Prospectus.

                                TABLE OF CONTENTS


                                                                                  Page
                                                                                  ----
INVESTMENT OBJECTIVE AND POLICIES...............................................    2

INVESTMENT RESTRICTIONS.........................................................   10

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................   12

PORTFOLIO HOLDINGS INFORMATION..................................................   14

DETERMINATION OF NET ASSET VALUE................................................   14

TAXES...........................................................................   17

PURCHASES AND REDEMPTIONS OF SHARES.............................................   19

TRUSTEES AND OFFICERS...........................................................   19

INVESTMENT ADVISORY AGREEMENT...................................................   24

DISTRIBUTOR.....................................................................   29

SPECIAL INVESTMENT TECHNIQUES...................................................   29

ADDITIONAL INFORMATION..........................................................   34

APPENDIX A:  PROXY VOTING POLICY AND PROCEDURES.................................  A-1

                        INVESTMENT OBJECTIVE AND POLICIES

      The sections below describe, in greater detail than in the Prospectuses, some of the different types of investments which may be made by the Fund and the different investment practices in which the Fund may engage. The use of options and futures contracts by the Fund is discussed on page 26 under "SPECIAL INVESTMENT TECHNIQUES." The principal investment policies of the Fund are set forth in the Prospectuses.

TYPES OF EQUITY SECURITIES

      Equity securities purchased by the Fund may include common and preferred and convertible preferred stocks, and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities.

      Rights and warrants are derivative securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those which determine the price of common stocks and exhibit similar behavior. Neither warrants nor rights carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. They involve the risk that they will decline in value if the price of the related securities declines. If the price of the related security does not increase to a price higher than the price at which the warrants or rights may be exercised, the warrant or right may become worthless. As a result, warrants and rights are more speculative than certain other types of equity investments. In addition, the value of a warrant or a right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised before its expiration date. Rights and warrants may be purchased directly or may be acquired in connection with a corporate reorganization or exchange offer. The purchase of rights and warrants is subject to certain limitations.

CONVERTIBLE SECURITIES

      Securities of this type may be purchased by the Fund. They include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock. These payments ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yields on non-convertible debt.

      Convertible securities have an "investment value," which is the theoretical value determined by the yield they provide in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value," which is the worth in market value if the security were to be exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, will generally yield less than a senior non-convertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values or conversion values. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

FOREIGN SECURITIES

      The Fund may invest up to 20% of its total assets, at the time of purchase, in foreign securities, including the securities of certain Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs"), which represent ownership of specific foreign securities. Investments in foreign securities will be affected by a number of factors which ordinarily do not affect investments in domestic securities.

      Foreign securities may be affected by changes in currency exchange rates, exchange control regulations, changes in governmental administration or economic or monetary policy (in the U.S. and abroad), political events, expropriation or nationalization, confiscatory taxation, and the difficulty of enforcing obligations in foreign jurisdictions. Dividends and interest paid on foreign securities may be subject to foreign withholding and other foreign taxes. In addition, there may be less publicly available information concerning foreign issuers than domestic issuers, and foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those of domestic issuers. Securities of certain foreign issuers and in certain foreign markets are less liquid and more volatile than those of domestic issuers and markets, and foreign brokerage commissions are generally higher than in the U.S. There is also generally less regulation and supervision of exchanges, brokers and issuers in foreign countries.

      Securities denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates, and costs will be incurred in converting one currency to another. Exchange rates are determined by forces of supply and demand, which forces are affected by a variety of factors including international balances of payments, economic and financial conditions, government intervention and speculation. Foreign currency exchange transactions of the Fund may be effected on a "spot" basis (cash basis) at the prevailing spot rate for purchasing or selling currency. The Fund may also utilize forward foreign currency contracts as described below.

SHORT-TERM INVESTMENTS

      As discussed in the Prospectuses, the Fund may invest in a variety of short-term debt securities ("money market instruments"), including instruments issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities") and repurchase agreements for such securities. Money market instruments are generally considered to be debt securities having remaining maturities of approximately one year or less. Government Securities are obligations guaranteed by the U.S. Government or issued by its agencies or instrumentalities, including, for example, obligations of the Export-Import Bank of the United States, the General Services Administration, Federal Land Banks, Farmers Home Administration and Federal Home Loan Banks. Some Government Securities, such as U.S. Treasury obligations and obligations issued by the Export-Import Bank and the Federal Housing Administration, are backed by the full faith and credit of the U.S. Treasury. Others, such as those issued by Federal Home Loan Banks, are backed by the issuer's right to borrow from the U.S. Treasury. Some, such as those issued by the Federal National Mortgage Association and Federal Farm Credit Banks, are backed only by the issuer's own credit, with no guarantee of U.S. Treasury backing. Other types of money market instruments include: certificates of deposit, bankers' acceptances, commercial paper, letters of credit, short-term corporate obligations and other obligations discussed below.

      The short-term investments of the Fund in bank obligations may include certificates of deposit, bankers' acceptances, time deposits and letters of credit. These investments will be limited to: (1) obligations of U.S. commercial banks and savings institutions having total assets of $1 billion or more and instruments secured by such obligations, including obligations of foreign branches of U.S. banks and (2) similar obligations of foreign commercial banks having total assets of $1 billion or more or their U.S. branches which are denominated in U.S. dollars. Obligations of foreign banks and their U.S. branches are subject to additional risks of the types generally associated with investment in foreign securities. See "Foreign Securities." Similar risks may apply to obligations of foreign branches of U.S. banks. There are currently no reserve requirements applicable to obligations issued by foreign banks or foreign branches of U.S. banks. Also, not all of the federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves, loan limits and promotion of financial soundness apply to foreign branches of domestic banks and none of them apply to foreign banks.

      Commercial paper constituting the short-term investments of the Fund must be rated within the two highest grades by Standard & Poor's, a division of the McGraw-Hill Companies ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, must be issued by a company having an outstanding debt issue rated at least BBB by S&P or Baa by Moody's. Other types of short-term corporate obligations (including loan participations and master demand notes) must be rated at least A by S&P or Moody's to qualify as a short-term investment of the Fund, or, if not rated, must be issued by a company having an outstanding debt issue rated at least A by Moody's or S&P. The quality standards described above may be modified by the Fund upon the approval of the Board of Trustees. Short-term obligations of the types described above, but not meeting applicable quality standards, may be purchased if they are purchased subject to a repurchase agreement with (or guaranteed as to principal and interest

by) a domestic or foreign bank, a domestic savings institution or a corporation which meets those quality standards, or a foreign government having an outstanding debt security rated at least AA by S&P or Aa by Moody's.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements involving the types of securities which are eligible for purchase by the Fund. However, there is no limitation upon the maturity of the securities underlying the repurchase agreements.

      Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition of Government Securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution and the institution will repurchase the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

      Repurchase agreements involve certain risks not associated with direct investments in debt securities. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of such securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

      While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include the requirement that the Investment Adviser effect repurchase transactions only with large, well capitalized United States financial institutions approved by it as creditworthy based upon periodic review under guidelines established and monitored by the Trustees of the Trust. In addition, the value of the collateral underlying the repurchase agreement, which will be held by the Fund's custodian in segregated accounts on behalf of the Fund, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund does not invest in repurchase agreements that do not mature within seven days. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Adviser, liquidity or other considerations so warrant.

TYPES OF DEBT SECURITIES

      As described in the Prospectuses, the Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by the Fund may include, among others: bonds, notes and debentures issued by corporations; Government Securities; municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks. Under certain circumstances, these investments are subject to certain quality limitations and other restrictions and include money market instruments and other types of obligations. Investors should recognize that, although securities ratings of debt securities issued by a securities rating service provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels cause fluctuations in the prices of debt obligations and will, therefore, cause fluctuations in the net asset value per share of the Fund.

      Additionally, subsequent to the purchase of a debt security by the Fund, the ratings or credit quality of a debt security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by the Fund would not require the Fund to sell the security. However, the Investment Adviser will evaluate and monitor the quality of all investments and will dispose of investments which have deteriorated in their creditworthiness or ratings as determined to be necessary to assure that the Fund's overall investments are constituted in a manner consistent with the Fund's investment objective.

      NON-INVESTMENT GRADE DEBT SECURITIES. As discussed in the Prospectuses, the Fund may invest in both investment grade and non-investment grade debt securities. Non-investment grade debt securities (typically called "junk bonds") are securities that are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The Fund will not invest 10% or more of the value of its total assets in non-convertible securities which are not investment grade.

      Companies that issue these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher grade securities. These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher grade securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangements with any person concerning the acquisition of such securities, and the Investment Adviser will review the credit and other characteristics pertinent to such new issues.

      ZERO COUPON SECURITIES. Debt securities purchased by the Fund may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires that the holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment that year. It is not anticipated that the Fund will invest more than 5% of its assets in zero coupon securities in the coming year.

      VARIABLE RATE SECURITIES. Debt obligations purchased by the Fund may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Fund, which holds the security, may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. The benefit of a demand feature is enhanced liquidity.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund may enter into forward currency contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such transactions do not involve commissions.

      By entering into a forward contract for the purchase or sale of the amount of foreign currency invested in a foreign security, the Fund can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received ("transaction hedging"), or during the time the Fund holds the foreign security ("position hedging"). The Fund will generally use forward contracts only to "lock in" the price in U.S. dollars of a foreign security intended to be purchased or sold, but in certain limited cases may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar. Forward contracts will not be used in all cases. Moreover, hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline, nor do they completely protect against all changes in the values of foreign securities due to fluctuations in foreign exchange rates. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. If anticipated currency movements are not accurately predicted, the Fund will sustain losses on those contracts. The Fund will not speculate in forward currency contracts. If the Fund enters into a position hedging transaction, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Fund's commitments with respect to such contracts. The Fund will not attempt to hedge all of their non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser. The Fund will not enter into forward contracts for terms of more than one year.

SECURITIES LOANS

      Consistent with applicable regulatory requirements, the Fund may lend its United States portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to the notice provisions described below) and are at all times secured by cash or cash equivalents maintained in a segregated account pursuant to applicable regulations and which are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while earning interest on the amounts deposited as collateral, which interest will be invested in short-term investments.

      A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days of receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of securities will only be made to firms deemed by the Investment Adviser to be creditworthy (such creditworthiness will be monitored on an ongoing basis) and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities. Any gain or loss in the market price during the loan period would inure to the Fund.

      When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with loans of securities. The Fund will not lend securities if to do so would cause it to have loaned securities in excess of one third of the value of the Fund's total assets, measured at the time of such loan. The Fund may lend foreign securities consistent with the foregoing requirements, but they have no intention of doing so in the foreseeable future.

WHEN-ISSUED SECURITIES

      To help ensure the availability of suitable securities for investment, the Fund may purchase securities on a "when issued" or on a "forward delivery" basis. Securities purchased in this manner will be delivered to the Fund at a future date beyond the customary settlement time. It is expected that, in normal circumstances, the Fund will take delivery of such securities. In general, the Fund does not pay for the securities or become entitled to dividends or interest until the purchase of the securities is settled. There are no percentage-of-asset limitations on this practice. However, while awaiting delivery of any securities purchased on such a basis, the Fund will establish a segregated account consisting of cash or liquid securities equal to the amount of its commitments to purchase securities on a "when-issued" basis.

RESTRICTED SECURITIES

      The Fund may invest up to 10% of its net assets in securities subject to restrictions on disposition under the Securities Act of 1933, as amended (the "Securities Act") ("restricted securities"). Such investments, however, will be limited to certain restricted securities that may be sold to institutional investors pursuant to Rule 144A. In some cases, these securities may be difficult to value to the extent that they are not publicly traded, and may be difficult to sell promptly at favorable prices. The Fund's policies are intended to enable it to invest a limited portion of its assets in investments subject to restrictions on disposition, but which nevertheless are considered by the Investment Adviser to be attractive. Except as described above, the Fund does not purchase illiquid securities, including repurchase agreements maturing in more than seven days.

TEMPORARY INVESTMENTS

      For defensive purposes, the Fund may temporarily invest all or a substantial portion of their respective assets in high quality fixed income securities and money market instruments, or may temporarily hold cash in such amounts as the Investment Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated "A" or better by S&P or Moody's or, if unrated, are determined to be of comparable quality by the Investment Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include: Government Securities; commercial paper; certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the Investment Company Act of 1940 (the "1940 Act"). The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of that fund, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities. See "INVESTMENT OBJECTIVE AND PRACTICES -- Repurchase Agreements."

PORTFOLIO TURNOVER

      There are no fixed limitations regarding portfolio turnover. However, it is estimated that the Fund's annual portfolio turnover rate will, generally, be approximately, 80-120%. Although the Fund generally does not engage in short-term trading, securities may be sold without regard to the time they have been held when investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate of the Fund may be higher. Brokerage costs will be commensurate with the rate of the Fund's trading activity, so that a higher turnover rate will result in higher brokerage costs. The portfolio turnover rates of the Fund for the fiscal years ended December 31, 2003 and 2004 were 95% and 108%, respectively. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Investment Adviser's investment outlook.

                             INVESTMENT RESTRICTIONS

      The Fund has adopted various investment restrictions on its investment activities. Certain of these are fundamental policies which cannot be changed by the Fund without approval by the holders of a majority, as defined by the 1940 Act, of the Fund's outstanding voting shares. For the Fund to alter a fundamental policy requires the affirmative vote of the lesser of the holders of
(a) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of at least 50% of the outstanding shares (including shares of all classes) of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund (including shares of all classes). Each Separate Account owning Shares will vote its shares in accordance with instructions received from Contract Owners or Policy Owners, annuitants and beneficiaries. Shares held by a Separate Account as to which no instructions have been received will be voted for or against any matter, or in abstention, in the same proportion as the Shares held by that Account as to which instructions have been received. Shares held by a Separate Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the Shares for which voting instructions are received by the Separate Account. If a Participating Company determines, however, that it is permitted to vote any such Shares in its own right, it may elect to do so, subject to the then current interpretations of the 1940 Act and the rules thereunder.

      Under its fundamental policies, the Fund may not:

      1. Purchase a security, other than U.S. Government securities, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

      2. Purchase a security, other than U.S. Government securities, if as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry.

      3. Purchase or sell commodities, including futures contracts, except that the Fund may purchase and sell stock index futures and related options and, in connection with its investment in foreign securities, may enter into transactions involving foreign currency, options on foreign currency and forward foreign currency exchange contracts.

      4. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that the Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

      5. Issue senior securities as defined by the 1940 Act or borrow money, except that the Fund may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to 10% of the value of the Fund's total assets (calculated at the time of the borrowing). The Fund may not make investments while it has borrowings exceeding 5% of the value of its total assets outstanding. This restriction shall not be deemed to prohibit the Fund from purchasing or selling securities on a when-issued or delayed-delivery basis, or entering into repurchase agreements, lending portfolio securities, selling securities short against-the-box, or writing covered put and call options on securities, stock indices and foreign currencies, in each case in accordance with such investment policies as may be adopted by the Board of Trustees.

      6. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

      7. Make loans of money or securities, except that the Fund may lend money through the purchase of permitted investments, including repurchase agreements, and may lend its portfolio securities in an amount not exceeding 33-1/3% of the value of the Fund's total assets.

      The Fund has adopted the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees. Under these restrictions, the Fund may not:

      1. Make short sales of securities (other than short sales against-the-box) or purchase securities on margin, but the Fund may make margin deposits in connection with its permitted investment activities.

      2. Invest in the securities of a company for the purpose of exercising management or control; however, this shall not be deemed to prohibit the Fund from exercising voting rights with respect to its portfolio securities.

      3. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

      4. Purchase securities which are illiquid, including repurchase agreements maturing in more than seven days, except the Fund may invest up to 10% of its net assets in certain restricted securities that may be sold to institutional investors pursuant to Rule 144A.

      5. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      In addition, the Fund has adopted a policy that is not fundamental, under which it invests at least 80% of its net assets (plus the amount of any borrowings made for investment purposes) in common stocks and other securities having equity characteristics. In addition, the Fund has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy.

      Except as otherwise stated, all percentage limitations on the Fund's investment practices apply at the time of an investment or a transaction. A later change in any percentage resulting from a change in the value of the investment or the total value of the Fund's assets will not constitute a violation of such restriction.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Fund anticipates that its transactions involving foreign securities will be effected primarily on the principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

      The Investment Adviser currently serves as investment adviser to a number of clients, and may in the future act as investment adviser to other clients, including other registered investment companies. It is the practice of the Investment Adviser to cause purchase and sale transactions to be allocated among the portfolios whose assets it manages in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Fund and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Fund.

      Some of the other accounts for which the Investment Adviser acts as investment adviser pursue alternative investment strategies. Investment decisions made for these accounts by the Investment Adviser may differ from those made by the Investment Adviser in managing the Fund. At times, this may create certain conflicts between the accounts and the Fund. For example, certain alternative investment accounts may effect short sales of securities while the Fund has long positions in those securities. These sales may adversely affect the prices of the securities held long by the Fund. The Investment Adviser follows procedures to limit and address conflicts among different client accounts and to help ensure that all accounts managed by the Investment Adviser, including the Fund, are fairly treated.

      The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Investment Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

      In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Investment Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing its own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

      Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through the Distributor, a registered broker-dealer affiliated with the Investment Adviser. In order for such transactions to be effected, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. In approving the use of an affiliated broker, the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"), has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid are consistent with the foregoing standard.


      For the fiscal years ended December 31, 2002, 2003 and 2004, the Fund paid total brokerage commissions of $36,678 (none of which was paid to the Distributor), $84,336 (none of which was paid to the Distributor) and $92,529 (none of which was paid to the Distributor), respectively.


                         PORTFOLIO HOLDINGS INFORMATION


      The Fund does not disclose its portfolio holdings information to shareholders or other persons, unless such disclosure: (i) as of such date, has been disclosed to all investors, the Securities and Exchange Commission or on the Fund's website; (ii) is made to a service provider, as necessary, for the management of the Fund; or (iii) is made with the advance written approval of the Chief Compliance Officer ("CCO") of the Fund. Any determination by the CCO to disclose the Fund's portfolio holdings may be made at his or her discretion, but must be consistent with the best interests of the Fund and its shareholders. In connection with the arrangements described in (ii) and (iii) above, the recipient of the information must agree to maintain the confidentiality of the information provided and must also agree not to use the information for any purpose (including trading on non-public information) other than to facilitate the purpose for which it was provided. The Fund has no arrangements to receive compensation for non-public information. With respect to disclosures made pursuant to these polices described above, the Fund does not have a set limit on the frequency or timing of the information provided. In connection with any arrangements approved by the CCO (as described in (iii) above), the CCO must report any such approvals and the rationale therefor to the Board of Trustees, at its next quarterly meeting.



      Pursuant to the arrangements under the service agreements which were previously approved by the Board of Trustees, the Fund currently makes available portfolio holdings disclosure to BISYS Fund Services Ohio, Inc., the Fund's administrator and transfer agent, and Brown Brothers Harriman & Co., the Fund's custodian. The information is available to these service providers on a daily basis. Generally, there may be lag time of up to 24 hours between the date of the information and the date on which the information is disclosed.


                        DETERMINATION OF NET ASSET VALUE

      The Prospectuses describe the days on which the net asset values per Share of each class of the Fund are computed for purposes of purchases and redemptions of Shares by investors, and also sets forth the times as of which such computations are made and the requirements applicable to the processing of purchase and redemption orders. Net asset value per Share for each class of the Fund is calculated by taking each class' pro rata position of the Fund's total assets, less all liabilities of each class, and dividing by the total number of Shares outstanding for each class. Net asset value per Share of each class of the Fund is computed once daily each day the New York Stock Exchange (the "NYSE") is open, except that no computation need be made on a day on which no orders to purchase or redeem Shares have been received. The NYSE currently observes the following holidays: New Year's Day; Martin Luther King, Jr. Day (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.

      In valuing the assets of the Fund for purposes of computing net asset value, securities are appraised at market value as of the close of trading on each business day when the NYSE is open. Securities, other than stock options listed on the NYSE or other exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the official closing price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options traded on national securities exchanges are valued at the last sale price prior to the time of computation of net asset value per share. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. Securities for which quotations are not readily available and other assets are appraised at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. Short-term debt securities will be valued at their current market value when available or fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. A pricing service may be utilized to determine the fair value of securities held by the Fund. Any such service might value the investments based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuation. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are valued at their fair values.

      The values of securities held by the Fund and other assets used in computing net asset value are determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times prior to the close of the NYSE. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board of Trustees. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars at the mean between the bid and offer prices of the currencies against U.S. dollars last quoted by any major bank.

      The following table shows the calculation of the net asset value per share of Class A and Class I Shares (offering and redemption price) of the Fund as of December 31, 2004:

                                        (b)
                       (a)            SHARES                   (c)
                    NET ASSETS      OUTSTANDING      OFFERING PRICE (a) / (b)
                   -----------      -----------      ------------------------
                        $                                        $
CLASS A SHARES     $28,761,361        2,559,793                   $11.24
CLASS I SHARES     $ 4,387,867          390,324                   $11.24

                                      TAXES

      The following discussion is a summary of the Federal tax treatment of the Fund and some of the tax consequences to the Separate Accounts of investing in the Fund. It does not address the tax treatment of the Contract Owners or Policy Owners. Contract Owners and Policy Owners should consult the prospectuses of the Separate Accounts for information concerning the Federal income tax consequences of owning Contracts or Policies, and should consult their own tax advisors concerning Federal, state and local tax consequences of such investments.

      The Fund declares and distribute dividends from net investment income and net capital gains, if any, annually.

      The Fund has elected to be classified, and intends to qualify each year, as a regulated investment company ("RIC") by satisfying the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), concerning the diversification of the Fund's assets, distribution of its income, and sources of its income. If so qualified, the Fund will not be subject to Federal income tax to the extent that it distributes its net income to shareholders as required by the Code. If for any taxable year the Fund does not qualify as a RIC, then all of the Fund's taxable income will be subject to Federal corporate income tax.

      Federal income tax would be imposed on the Fund if it failed to make certain distributions of its income to shareholders. The Fund intends to make distributions in a manner which will avoid the imposition of such tax. The Fund also intends to operate in such a way that it will not be subject to a 4% Federal excise tax on certain undistributed amounts.

Class A Shares

      Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under Section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions, as in effect on the date of this Statement of Additional Information, at all times.

      Distributions by the Fund will be taxable, if at all, to the Separate Accounts, and not to Contract or Policy Owners. A Separate Account will include distributions in its taxable income in the year which includes the record date for such distributions. Any dividend declared by the Fund as of a record date in October, November or December and paid the following January will be treated for Federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. Distributions by the Fund of income and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income, and distributions by the Fund of net long-term capital gain over net short-term capital loss will be treated as long-term capital gain. Distributions will be taxable in the above-described manner whether they are reinvested in additional shares of the Fund or the shareholder receives such distributions in cash. Redemptions of Shares generally will result in recognition of capital gain or loss, if any, for federal income tax purposes. Any loss arising from the sale or redemption of Shares in the Fund held for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Shares. Contract Owners and Policy Owners should consult the prospectuses of the Separate Accounts for information concerning the Federal income tax treatment of Separate Accounts that own Shares.

Class I Shares

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. Accordingly, a tax-exempt U.S. person investing in the Fund will not realize UBTI with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Fund.

Additional Tax Considerations

Pursuant to recently issued Treasury regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a stockholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation, a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

      The foregoing discussion of Federal income tax consequences is based on tax laws and regulations as in effect on the date of this Statement of Additional Information, and is subject to change by legislative or administrative action.

      Dividends and interest received by the Fund from foreign investments, if any, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

      Under present Delaware law, the Fund is not subject to income taxation during any fiscal year in which it qualifies as a RIC. However, the Fund might be subject to Delaware income taxes for any taxable year in which it did not so qualify. Furthermore, the Fund may be subject to tax in certain states where it does business. The state and local tax treatment of the Fund and its shareholders in respect to distributions may differ from federal tax treatment.

                       PURCHASES AND REDEMPTIONS OF SHARES

         The Fund reserves the right, in its sole discretion, to (i) suspend the offering of shares of the Fund and (ii) reject purchase orders when, in the judgment of the Investment Adviser, such suspension or rejection is in the best interest of the Fund. See "Market Timing" in the Fund's Prospectus.

      The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the NYSE or the bond market is closed or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "SEC"), (ii) during any period when an emergency exists, as defined by the rules of the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets and (iii) for such other periods as the SEC may permit.

                              TRUSTEES AND OFFICERS

      The Board of Trustees of the Trust has the overall responsibility for monitoring the operations of the Trust and the Fund and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Fund.

      Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

                                    TRUSTEES



                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                        PRINCIPAL          IN FUND
                                               TERM OF OFFICE        OCCUPATION(S)         COMPLEX            OTHER
                               POSITION(S)     AND LENGTH OF        DURING PAST FIVE       OVERSEEN        DIRECTORSHIPS
  NAME, AGE AND ADDRESS         WITH TRUST       TIME SERVED             YEARS            BY TRUSTEE      HELD BY TRUSTEE
-------------------------      -----------     ---------------    --------------------    ----------     -----------------
Edward T. Tokar,* 57
333 Main Street                Trustee         2001 to present    Senior Managing               1        DB Hedge
Madison, NJ  07940                                                Director of                            Strategies Fund,
                                                                  Investments,                           LLC; the Topiary
                                                                  Beacon Trust                           Benefit Plan
                                                                  Company                                Investor Fund,
                                                                  (5/1/04-present);                      LLC; and the
                                                                  Chief Executive                        Gabelli Dividend
                                                                  Officer, Allied                        and Income Trust
                                                                  Capital
                                                                  Management LLC
                                                                  and Vice
                                                                  President -
                                                                  Investments,
                                                                  Honeywell
                                                                  International,
                                                                  Inc. (prior).

Thomas C. Barry,* 61           Trustee         1997 to present    Founder and                   1        African Banking
Zephyr Management                                                 Principal of                           Corporation
320 Park Avenue                                                   Zephyr
New York, NY  10022                                               Management, L.P.,
                                                                  sponsor or
                                                                  specialized
                                                                  investment
                                                                  partnerships.
                                                                  Founder, South
                                                                  Africa Capital
                                                                  Growth Fund;
                                                                  Founder, ZN
                                                                  Mexico Trust,
                                                                  private equity
                                                                  funds.

Charles L. Booth*, Jr., 71     Trustee         1997 to present    Presently retired.            1        None
215 E. 68th Street  #28E
New York, NY  10021

James B. Rogers, Jr.*, 62      Trustee         1997 to present    Author, Media                 1        The Zweig Fund,
352 Riverside Drive                                               Commentator and                        Inc.; The Zweig
New York, NY  10025                                               private investor.                      Total Return
                                                                                                         Fund, Inc.

Edward J. Rosenthal*, 70       Trustee         1997 to present    Co-founder and                1        Astro
707 Westchester Avenue                                            Vice Chairman                          Communications
White Plains, NY  10604                                           Emeritus of
                                                                  Cramer
                                                                  Rosenthal
                                                                  McGlynn
                                                                  LLC., an
                                                                  investment
                                                                  advisory
                                                                  firm
                                                                  (2005-present);
                                                                  Co-Founder
                                                                  and Vice
                                                                  Chairman of
                                                                  Cramer
                                                                  Rosenthal
                                                                  McGlynn
                                                                  (prior).

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                        PRINCIPAL          IN FUND
                                               TERM OF OFFICE        OCCUPATION(S)         COMPLEX            OTHER
                               POSITION(S)      AND LENGTH OF       DURING PAST FIVE       OVERSEEN        DIRECTORSHIPS
  NAME, AGE AND ADDRESS         WITH TRUST       TIME SERVED            YEARS             BY TRUSTEE      HELD BY TRUSTEE
-------------------------      -----------     ---------------    --------------------    ----------     -----------------
John A. Levin,** 66            Trustee         1997 to            Chairman, Chief               1        None
One Rockefeller Plaza                          present            Executive Officer,
25th Floor                                                        President and
New York, NY 10020                                                Director of the
                                                                  Investment Adviser,
                                                                  BKF Capital Group,
                                                                  Inc. ("BKF") and
                                                                  the Distributor.

*     not "interested persons" (as defined in the 1940 Act)







**    "interested persons" (as defined in the 1940 Act)


                                    OFFICERS



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                               TERM OF            PRINCIPAL          IN FUND
                                             OFFICE AND         OCCUPATION(S)        COMPLEX           OTHER
                            POSITION(S)       LENGTH OF       DURING PAST FIVE       OVERSEEN      DIRECTORSHIPS
NAME, AGE AND ADDRESS        WITH TRUST      TIME SERVED            YEARS           BY TRUSTEE    HELD BY TRUSTEE
---------------------     ----------------   -----------     -------------------    ----------    ---------------

John A. Levin, 66         Co-Chairman and    1997 to         Chairman, Chief            1         None
One Rockefeller Plaza     President          present         Executive Officer,
25th Floor                                                   President and
New York, NY 10020                                           Director of the
                                                             Investment Adviser,
                                                             BKF Capital Group,
                                                             Inc. ("BKF") and
                                                             the Distributor.

Glenn A. Aigen, 42        Chief Financial    1997 to         Senior Vice                N/A       N/A
One Rockefeller Plaza     Officer and        present         President and Chief
25th Floor                Treasurer                          Financial Officer
New York, NY 10020                                           of the Investment
                                                             Adviser.

Norris Nissim, 38         Secretary and      1997 to         Vice President and         N/A       N/A
One Rockefeller Plaza     Chief Compliance   present         General Counsel of
25th Floor                Officer                            the Investment
New York, NY 10020                                           Adviser and
                                                             Distributor.

      John A. Levin is a Trustee who is an "interested person" of the Trust (as defined by the 1940 Act) by virtue of his affiliation with the Investment Adviser or the Distributor.


      Board Committees. There are two standing committees of the Board of Trustees, which are the Audit Committee and the Nominating Committee. The members of the Audit Committee are Thomas C. Barry, Charles L. Booth, Jr., James
B. Rogers, Edward J. Rosenthal and Edward T. Tokar, each of whom is an Independent Trustee. The Audit Committee has oversight responsibility with respect to: (a) the adequacy of the Fund's accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund's financial statements and the independent audit thereof; (c) the adequacy of the Fund's overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund's compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund's independent registered public accounting firm; and (f) the Fund's internal audit function. The Audit Committee also has the authority and responsibility to retain and terminate the Fund's independent registered public accounting firm. During the fiscal year ended December 31, 2004, the Audit Committee held two meetings.


      The members of the Nominating Committee are Thomas C. Barry, Charles L. Booth, Jr. and Edward J. Rosenthal, each of whom is an Independent Trustee. The Nominating Committee is responsible for nominating persons to serve in the capacity of Independent Trustee. During the fiscal year ended December 31, 2004, the Nominating Committee did not hold any meetings. The Nominating Committee does not accept shareholder recommendations.

      Board Interest in the Fund. As of December 31, 2004, the Trustees owned the following amounts in the Fund:

                                               DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                            SECURITIES IN THE FUND (NONE,         SECURITIES IN ALL REGISTERED
                                         $1-$10,000, 10,001-$50,000,$50,001-    INVESTMENT COMPANIES OVERSEEN BY
                                                     $100,000,                  TRUSTEE IN FAMILY OF INVESTMENT
          NAME OF TRUSTEE                         OVER $100,000)                           COMPANIES
------------------------------------     -----------------------------------    --------------------------------
John A. Levin, Trustee                   None                                   None

Edward T. Tokar, Independent Trustee     None                                   None

Thomas C. Barry, Independent Trustee     None                                   None

Charles L. Booth, Jr., Independent       None                                   None
Trustee

James B. Rogers, Jr., Independent        None                                   None
Trustee

Edward J. Rosenthal, Independent         None                                   None
Trustee

      TRUSTEE INTEREST IN INVESTMENT ADVISER, DISTRIBUTOR OR AFFILIATES. Neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Investment Adviser, the Distributor, BKF or any of their affiliates.

      TRUSTEE BOARD POSITIONS WITH INVESTMENT ADVISERS, DISTRIBUTOR OR AFFILIATES. Within the past 2 years, no Independent Trustee or immediate family member of any Independent Trustee has served as an officer on the board of a company on which an officer of the Investment Adviser, the Distributor, or any affiliate of the Investment Adviser or the Distributor, also served.

      COMPENSATION. Trustees who are not officers or employees of the Investment Adviser, the Distributor or their affiliated companies, are each paid an annual retainer of $7,500.00. Officers of the Trust, all of whom are officers or employees of the Investment Adviser, the Distributor or their affiliates, receive no compensation from the Trust.

         Trustee compensation from the Trust for the 2004 fiscal year is set forth below:

                               COMPENSATION TABLE

                            AGGREGATE        PENSION OR RETIREMENT      ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
    NAME OF PERSON,       COMPENSATION      BENEFITS ACCRUED AS PART      BENEFITS UPON      FUND AND FUND COMPLEX
       POSITION           FROM THE FUND       OF THE FUND EXPENSES         RETIREMENT           PAID TO TRUSTEES
----------------------    -------------     ------------------------    ----------------    -----------------------
John A. Levin,                $    0                   $0                      $0                    $    0
Trustee, Co-Chairman
and President

Edward T. Tokar,              $7,500                   $0                      $0                    $7,500
Independent Trustee

Thomas C. Barry,              $7,500                   $0                      $0                    $7,500
Independent Trustee

Charles L. Booth, Jr.,        $7,500                   $0                      $0                    $7,500
Independent Trustee

James B. Rogers, Jr.,         $7,500                   $0                      $0                    $7,500
Independent Trustee

Edward J. Rosenthal,          $7,500                   $0                      $0                    $7,500
Independent Trustee

      CODE OF ETHICS. The Trust, the Investment Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (the "Codes") which govern personal securities trading by Trustees and officers of the Trust and personnel of the Investment Adviser and the Distributor. The Codes permit such individuals to purchase and sell securities, including securities that are purchased, sold or held by the Fund, but only subject to certain conditions designed to ensure that purchases and sales by such individuals do not adversely affect the Fund's investment activities.

      PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees has delegated to the Investment Adviser the authority to vote proxies on behalf of the Fund. The Board of Trustees have approved the Investment Adviser's proxy voting policies and procedures, which are attached to this Statement of Additional Information as Appendix A. A description of these policies and procedures are also available without charge, upon request, by calling 1-800-910-3863 or by visiting the Investment Adviser's website at www.levinco.com or the Commission's website at http://www.sec.gov.



      PROXY VOTING RECORD. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-910-3863 or by visiting the Commission's website at http://www.sec.gov.


                          INVESTMENT ADVISORY AGREEMENT

      The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "MANAGEMENT - Investment Adviser."

      The Investment Adviser is a Delaware corporation with offices at One Rockefeller Plaza, New York, New York 10020. It is an indirect, wholly-owned subsidiary of BKF.

      The Investment Adviser provides investment advisory and administrative services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), dated May 22, 1997 with the Trust. The Advisory Agreement was approved by the Trust's Board of Trustees, including a majority of the Independent Trustees at a meeting held on May 22, 1997, and was also approved on such date by the vote of the sole shareholder of the Trust on such date. The Advisory Agreement is terminable as to the Fund without penalty, on 60 days' notice, by the Trust's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 60 days' notice, by the Investment Adviser. The Advisory Agreement had an initial term expiring on April 30, 1999, and has been continued in effect from year to year thereafter by vote of the Board. The Advisory Agreement will continue in effect from year to year as to the Fund subject to the annual approval thereof by (i) the Trust's Board or (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Independent Trustees or the Investment Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The renewal of the Advisory Agreement was last approved by the Trust's Board, including a majority of The Independent Trustees, during the April 28, 2004 meeting of the Trust's Board. The Advisory Agreement provides that it will terminate automatically in the event of its "assignment" (as defined by the 1940 Act and the rules thereunder). During the fiscal years ended December 31, 2002 and December 31, 2003, the Investment Adviser waived $114,539 and $170,307 of the $172,998 and $170,307, respectively, in management fees and for the fiscal year ended December 31, 2003, reimbursed the Fund for an additional amount of $53,826. During the fiscal year ended December 31, 2004, the investment adviser waived its entire management fee of $215,902 and reimbursed the Fund an additional amount of $60,674.




      The Investment Adviser manages the Fund's investments in accordance with its respective stated policies, subject to the supervision of the Trust's Board. The Investment

Adviser is responsible for all investment decisions for the Fund and for placing orders for the purchase and sale of investments for the Fund's portfolios. The Investment Adviser also provides such administrative services as the Trust and the Fund may require, except for certain accounting related services. See "ADDITIONAL INFORMATION - Transfer Agent and Accounting Services." The Investment Adviser furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Trust and the Fund. In addition, the Investment Adviser pays the salaries of officers of the Trust and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser and bears the cost of telephone service, heat, light, power and other utilities associated with the services it provides.

      At a meeting held in person on February 25, 2004, the Board of Trustees determined to lower the investment advisory fee paid to the Investment Adviser (effective April 6, 2004). Under the reduced fee arrangement the Fund pays the Investment Adviser, a monthly fee computed at the following annual rates:

            0.75% on the first $15 million of average daily net assets, and 0.50% on average daily net assets in excess of $15 million.


      The Investment Adviser had agreed to voluntarily limit the expenses of the Fund to 1.10% of average daily net assets, except interest, taxes, brokerage commissions and ordinary expenses for the fiscal year ended December 31, 2004. The Investment Adviser reserves the right to discontinue the voluntary reimbursement at any time. The Investment Adviser provides an employee to serve the Fund as CCO. The Investment Adviser absorbs all compensation and out of pocket expenses relating to such employee's activities as CCO.


      The Investment Adviser allocates the following expenses among Class A and Class I Shares, to the extent practicable, on a class-by-class basis: (a) printing and postage expenses related to preparing and distributing materials, such as shareholder reports, prospectuses and proxies, to current shareholders of a specific class of shares; (b) Securities and Exchange Commission and Blue Sky registration and qualification fees incurred as a result of sales of a specific class of shares; (c) the expense of administrative personnel and services as required to support the shareholders of a specific class of shares;
(d) auditor's fees, litigation expenses and/or legal fees and expenses, if any, relating to a specific class of shares; (e) transfer agent fees identified as being attributable to a specific class of shares; (f) fees or expenses of the Board of Trustees incurred as a result of issues relating to a specific class of shares; (g) accounting expenses relating solely to a specific class of shares; and (h) expenses incurred in connection with shareholders' meetings as a result of issues relating to a specific class of shares.





      When considering whether to renew the Investment Advisory Agreement at their April 28, 2004 meeting, the Trustees, including the Independent Trustees, considered a number of factors, including: (1) the nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by the Investment Adviser; (2) the rate of the investment advisory fees payable to the Investment Adviser and a comparison of the fees paid by comparable funds; (3) the compensation (in addition to the investment advisory fees) and other benefits received by the Investment Adviser and its affiliates; (4) the Investment Adviser's costs in providing the services; (5) economies of scale realized by the Investment Adviser; (6) possible alternatives to the investment advisory arrangement with the Investment Adviser; (7) the operating expenses of the Fund; and (8) the policies and practices of the Investment Adviser with respect to portfolio transactions for the Fund.



      In considering the foregoing, the Trustees received certain materials in advance of the Board meeting, including the Annual Report of the Trust, the Form ADV of the Investment Adviser, a Consolidated Statement of Financial Condition of the Investment Adviser, comparative information regarding performance and expenses derived from a Morningstar database for variable annuity/life products, information regarding the fees charged by the Investment Adviser to other clients, and information regarding the use of "soft dollars" by the Investment Adviser. The Trustees also took into account that the Investment Adviser had undertaken to limit the Fund's total expense ratio to 1.10% of the Fund's average net assets, and that expenses to date have exceeded this limitation. The Trustees recognized that the Fund, due to its small size, was not presently in a position to reap any economy of scale benefits. The Trustees also considered that the Investment Adviser provides certain administrative services to the Trust and that, in the view of the Investment Adviser, there have been no float or fallout benefits from the Trust to the Investment Adviser. The Trustees expressed satisfaction with the scope and quality of services being provided by the Investment Adviser and determined that the advisory fee was fair and reasonable. The Trustees unanimously voted to continue the Investment Advisory Agreement for an additional period of one year.



PORTFOLIO MANAGERS



The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.



OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed and the total assets in such accounts, within each of the following categories: Registered Investment Companies, Unregistered Pooled Investment Vehicles, and Other Accounts. For each category, the table indicates the number of, and total assets in, accounts that are subject to performance-based advisory fees.



                       REGISTERED
  PORTFOLIO            INVESTMENT             UNREGISTERED POOLED
   MANAGER             COMPANIES              INVESTMENT VEHICLES             OTHER ACCOUNTS
-------------    -----------------------    ------------------------     -------------------------
John A. Levin    1 Registered Mutual        7 Unregistered Pooled        9,893 Other Accounts with
                 Fund with $33              Investment Vehicles with     $9,623 million in
                 million in total assets    $415 million in total        total assets under
                 under management           assets under management      management


                                              All 7 Unregistered                  12 of the 9,893 Other
                                              Pooled Investment                   Accounts, with $1,497
                                              Vehicles are subject to             million in total assets
                                              performance-based                   under management, are
                                              advisory fees                       subject to performance-
                                                                                  based advisory fees

Philip W.        1 Registered Mutual          2 Unregistered Pooled               9,736 Other Accounts
Friedman         Fund with $33                Investment Vehicles with            with $8,183 million in
                 million in total assets      $16 million in total assets         total assets under
                 under management             under management                    management

                                              Both Unregistered                   9 of the 9,736 Other
                                              Pooled Investment                   Accounts, with $1,330
                                              Vehicles are subject to             million in total assets
                                              performance-based                   under management, are
                                              advisory fees                       subject to performance-
                                                                                  based advisory fees

John W.          1 Registered Mutual          2 Unregistered                      9,736 Other Accounts
(Jack)           Fund with $33                Pooled Investment Vehicles with     with $8,183 million in
Murphy           million in total assets      $16 million in total assets         total assets under
                 under management             under management                    management


                                              Both Unregistered                   9 of the 9,736 Other
                                              Pooled Investment                   Accounts, with $1,330
                                              Vehicles are subject to             million in total assets
                                              performance-based                   under management, are
                                              advisory fees                       subject to performance-
                                                                                  based advisory fees



PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST/COMPENSATION. Set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and the investments of other accounts. Also set forth below, is an explanation of the structure of, and method(s) used, by the Investment Adviser to determine portfolio manager compensation.



MATERIAL CONFLICTS OF INTEREST:



The Investment Adviser, its affiliates and respective portfolio managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Fund has no interest, and thus may have certain conflicts of interest. Furthermore, the Investment Adviser acts as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. The investment strategies are managed by a number of portfolio managers. As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. All portfolio managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.



The Investment Adviser manages the Fund pursuant to a large cap value strategy followed by a number of other accounts managed by the firm. The Investment Adviser also manages accounts following investment strategies that invest in some or many of the same securities in which large cap value accounts have positions. Factors that could lead to differences in trading decisions for various investment strategies include, among others, in the case of conflicting positions: differing portfolio manager analyses; different investment horizons; implementation of a particular hedging strategy; and differing desired market exposures. When making allocations, portfolio managers may also consider a number of factors, such as cash flow situations, tax considerations, different investment horizons and different investment strategies.



The Investment Adviser has adopted a Code of Ethics and Trade Allocation Procedures, among other policies and procedures, that seek to ensure that clients' accounts are not harmed by potential conflicts of interests. However, there is no guarantee that such procedures will detect and address each and every situation where a conflict arises.



PORTFOLIO MANAGER COMPENSATION:



All Investment Adviser employees, including portfolio managers, are compensated through a combination of salary, cash bonus, equity participation, and benefits. Cash compensation for individual senior personnel, including portfolio managers, is based on role and performance. Senior personnel are also eligible to receive equity awards relating to the stock of BKF Capital Group, Inc., the parent company of the Investment Adviser. Such grants can comprise a significant portion of the individual's total compensation. Portfolio managers also participate in benefit plans and programs generally available to all Investment Adviser employees.



Portfolio manager bonus levels take into consideration individual investment performance, investment team investment performance, the profitability of the investment strategies managed by the portfolio managers and overall firm profitability.



Overall firm compensation levels are established by the compensation committee of BKF Capital Group, Inc.



PORTFOLIO MANAGER SECURITIES OWNERSHIP. The table below identifies, for each portfolio manager, his ownership of Fund securities:



                                OWNERSHIP OF FUND
  PORTFOLIO MANAGER                 SECURITIES
---------------------           -----------------
John A. Levin                   None
Philip W. Friedman              Over $1,000,000
John W. (Jack) Murphy           None

                                   DISTRIBUTOR

      Shares of each class of the Fund are distributed on a continuous basis at its current net asset value per share, without imposition of any front-end or contingent deferred sales charge, by the Distributor.

      The Distributor provides these services to the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"), dated May 22, 1997, with the Trust. The Distribution Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined by the 1940 Act) of the Investment Adviser or the Distributor, at a meeting held on May 22, 1997. The Distribution Agreement is terminable as to the Fund without penalty, on 60 days' notice, by resolution of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, or, on not less than 60 days' notice, by the Distributor. The Distribution Agreement had an initial term and has been continued in effect from year to year thereafter by vote of the Board. The Distribution Agreement will continue in effect from year to year as to the Fund subject to the annual approval thereof by (i) the Trust's Board or (ii) vote of the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Investment Adviser or the Distributor, by vote cast in person at a meeting called for the purpose of voting on such approval. The renewal of the Distribution Agreement was last approved by the Trust's Board, including a majority of the Independent Trustees, during the April 28, 2004 meeting of the Trust's Board. The Distribution Agreement provides that it will terminate automatically in the event of its "assignment" (as defined by the 1940 Act and the rules thereunder).

      Under the terms of the Distribution Agreement, the Distributor bears all the costs associated with distribution of the Shares of the Fund. The Trust bears all of its costs and expenses, including the expense of preparing, printing, mailing and otherwise distributing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to prospective investors. In the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

      The offices of the Distributor are located at One Rockefeller Plaza, New York, New York 10020. The Distributor is a wholly-owned subsidiary of the Investment Adviser.

                          SPECIAL INVESTMENT TECHNIQUES

      As discussed in the Prospectuses, the Fund may engage in certain transactions in options and futures contracts and options on futures contracts. The specific transactions in which the Fund may engage are noted and described in the Prospectuses. The discussion below provides additional information regarding the use of futures and options transactions.

REGULATORY MATTERS

      The Fund has claimed an exclusion from the term commodity pool operator ("CPO") pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As to long positions which are used as part of the Fund's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

      The Fund may not write options on securities or stock indices with aggregate exercise prices in excess of 30% of the value of the Fund's assets measured at the time an option is written.

FUTURES AND OPTIONS TRANSACTIONS

      The Fund may use futures contracts and related options for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund's portfolio securities. To the extent that there is a correlation between the Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

      The Fund may purchase call options on individual stocks and baskets of stocks, or purchase stock index futures contracts (and call options on such contracts) to hedge against a market advance that might increase the prices of securities that the Fund is planning to acquire. Alternatively, the Fund may purchase put options on individual stocks and baskets of stocks, or sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

      By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

      By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell.

At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

      The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund's portfolio to supplement the Fund's income and enhance total returns. The Fund may write (sell) listed or over - the
- counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund's portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the pattern of price fluctuations of the Fund's portfolio or a portion thereof substantially replicates the pattern of price fluctuations in the index underlying the option. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

RISKS OF FUTURES AND OPTIONS

      The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the Investment Adviser in managing the Fund's portfolios of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Investment Adviser is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that the Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that the Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions, or that the Fund may be unable to close out or liquidate its hedged position. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in this Statement of Additional Information. The Fund's current policy is to limit options and futures transaction to those described above. The Fund may purchase and write both over-the-counter and exchange traded options.

RISKS OF OPTIONS ON STOCK INDICES

      As discussed in the Prospectuses and above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

      The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the Investment Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

STOCK INDEX FUTURES CHARACTERISTICS

      Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

      Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

      Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

                             ADDITIONAL INFORMATION

CUSTODIAN

      Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian of the Trust's assets and maintains custody of the Fund's investments.

CONTROL PERSONS AND HOLDERS OF SECURITIES

      As of the date of this Statement of Additional Information, in excess of 50% of the outstanding Class A Shares of the Fund were owned by Security Equity Life Insurance Company, 84 Business Park, Armonk, NY 10504. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the Fund. Through the exercise of voting rights with respect to the shares, the controlling person set forth above is able to determine the outcome of shareholder voting on matters as to which approval by shareholders of the Trust is required. The officers and directors of the Fund do not own any shares of the Fund.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



      Ernst & Young LLP, 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215, serves as the independent registered public accounting firm of the Fund. Financial Statements of the Fund appearing in the Fund's annual report were audited by Ernst & Young LLP.


TRANSFER AGENCY AND ADMINISTRATION SERVICES

      The Trust has retained BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS") to serve as the Fund's transfer agent and dividend paying agent and to provide certain accounting, pricing and administration services to the Fund, including valuation of the Fund's assets and calculation of the Fund's net asset value. For providing these services, the Fund will pay BISYS a minimum fee of $72,500 per annum. In addition, the Fund pays BISYS a monthly fee computed at the following annual rates:

            0.08% on the first $500 million of average daily net assets, and

            0.06% on average daily net assets in excess of $500 million.

      The Trust has retained The Vanguard Group, Inc., P.O. Box 2900, Valley Forge, PA 19482 ("Vanguard") as sub-transfer agent of the Fund to receive orders for the purchases and redemptions by certain Qualified Plans of Class I shares of the Fund. For providing these services, the Fund will pay Vanguard a quarterly fee calculated at the annual rate of 0.25% of the Fund's average daily net assets attributable to Qualified Plans serviced by Vanguard.

REPORTS TO SHAREHOLDERS


      Shareholders of the Fund will be kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the Fund's activities. The financial statements of the Fund must be audited at least once a year by the Fund's independent registered public accounting firm.


LEGAL COUNSEL

      Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 serves as counsel to the Fund as well as the Investment Adviser and its affiliates on certain matters.

REGISTRATION STATEMENT

      This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the SEC rules and regulations. A text-only version of the Registration Statement is available free on the Securities and Exchange Commission's Internet web site, www.sec.gov.

FINANCIAL STATEMENTS

      The audited financial statements of the Fund and the notes thereto and the report of Ernst & Young LLP with respect to such financial statements, are incorporated herein by reference to the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2004.


      The financial statements of the Fund incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report with respect thereto. The financial statements are incorporated by reference herein in reliance on such report given on the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                            JOHN A. LEVIN & CO., INC.

                                  PROXY VOTING

                              POLICY AND PROCEDURES

                                  JANUARY 2004

      A.    POLICY STATEMENT

Introduction - This document sets forth the policies and procedures of John A. Levin & Co., Inc. (including its subsidiaries, the "Adviser") for voting proxies with respect to securities held in the accounts of clients for whom the Adviser provides discretionary investment management services and for whom the Adviser has the authority to vote proxies. The Adviser's proxy voting policy and general guidelines (the "Proxy Policy") will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

The Adviser will vote proxies as part of its authority to manage, acquire and dispose of account assets. The Adviser will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the "named fiduciary" has explicitly reserved the authority for itself. It should be noted that the Adviser's standard investment management agreement provides that the Adviser will vote proxies. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser generally seeks to comply with it's policy to the extent it would not be inconsistent with ERISA or the fiduciary responsibility of the Adviser.

Department of Labor - With respect to the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and that nonroutine issues must be addressed by consistent criteria. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer's proxy ballot and having a method to track recurring and nonroutine issues are an important part of the process.

ISS/VoteX - Institutional Shareholder Services ("ISS") has been retained by the Adviser to provide research, vote execution, reporting, record keeping, and reconciliation services.

Voting Proxies for Foreign Companies - While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that my have a detrimental effect on the Adviser's ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner's ability to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions.

While ISS has been retained to provide assistance to the Adviser in voting its client's foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a foreign company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.

                         GENERAL PROXY VOTING GUIDELINES

It is the policy of the Adviser in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for our clients.

The Adviser will utilize the proxy voting guidelines set forth by ISS. These guidelines address a range of issues, including corporate governance with respect to a wide range of matters, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The adviser's policies do not follow the ISS guidelines in all respects, and the Adviser may vote in a manner that is contrary to the ISS guidelines if it believes that such vote would be in the best interests of the Adviser's clients. Since the investment philosophy of many of the strategies employed by the Adviser generally results in investments in companies in which the Adviser has confidence in management and in its orientation to serve shareholders, implementation of the Adviser's proxy voting guidelines may result in a voting pattern that is generally supportive of management.

      The following is a concise summary of the proxy voting guidelines used by the adviser:


      1.    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:



      Vote FOR proposals to ratify the independent registered public accounting firm, unless any of the following apply:



                  - An independent registered public accounting firm has a financial interest in or association with the company, and is therefore not independent

                  -     Fees for non-audit services are excessive, or


                  - There is a reason to believe that the independent registered public accounting firm has rendered an opinion, which is neither accurate nor indicative of the company's financial position


      2.    BOARD OF DIRECTORS:


      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential independent registered public accounting firm conflicts.


      CLASSIFICATION/DECLASSIFICATION OF THE BOARD

      Vote on a CASE-BY-CASE basis on proposals to classify the board or to repeal classified boards and to elect all directors annually.

      INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of Chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into accounting determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

      MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      3.    SHAREHOLDER RIGHTS:

      SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

      Vote on a CASE-BY-CASE basis on proposals to restrict or prohibit shareholders from taking action by written consent. Vote on a CASE-BY-CASE basis on proposals to allow or make easier shareholder action by written consent.

      SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

      Vote on a CASE-BY-CASE basis proposals to restrict or prohibit shareholder ability to call special meetings. Vote on a CASE-BY-CASE basis on proposals that remove restrictions on the right of shareholders to act independently of management.

      SUPERMAJORITY VOTE REQUIREMENTS

      Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

      CUMULATIVE VOTING

      Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

      CONFIDENTIAL VOTING

      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

      4.    PROXY CONTESTS:

      VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

      REIMBURSING PROXY SOLICITATION EXPENSES

      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

      5.    POISON PILLS:

      Vote on a CASE-BY-CASE basis on shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

      6.    MERGERS AND CORPORATE RESTRUCTURINGS:

      Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

      7.    REINCORPORATION PROPOSALS:

      Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      8.    CAPITAL STRUCTURE:

      COMMON STOCK AUTHORIZATION

      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

      DUAL  CLASS STOCK


      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:


            - It is intended for financing purposes with minimal or no dilution to current shareholder.

            - It is not designed to preserve the voting power of an insider or significant shareholder.

      9.    EXECUTIVE AND DIRECTOR COMPENSATION:

      Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, it is compared to a company specific dilution cap.

      Vote AGAINST equity plans that explicitly permit repricing or where the company has a history or repricing without shareholder approval.

      MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS:

      Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

            -     Historic trading patterns

            -     Rationale for the repricing

            -     Value-for-value exchange

            -     Option vesting

            -     Term of the option

            -     Exercise price

            -     Participation.

      EMPLOYEE STOCK PURCHASE PLANS


      Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

      Vote FOR employee stock purchase plans where all of the following apply:


            -     Purchase price is at least 85% of fair market value

            -     Offering period is 27 months or less, and

            -     Potential voting power dilution (VPD) is 10% or less.

      Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

      SHAREHOLDER PROPOSALS ON COMPENSATION

      Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

      10.   SOCIAL AND ENVIRONMENTAL ISSUES

      These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

           GUIDELINES WITH REGARD TO ALTERNATIVE INVESTMENT STRATEGIES

Certain accounts, including affiliated investment vehicles, managed by the Adviser pursuant to alternative investment strategies may make investments with short-term investment horizons, that are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of the Adviser responsible for making proxy voting decisions with regard to such accounts may evaluate certain proposals on an individual basis and may depart from the Guidelines described above in voting on such proposals in order to best serve the financial interests of the clients of the strategy. As a result, the Adviser may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of the Adviser.

                              CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when:

      - Proxy votes are solicited by an issuer who has an account relationship with the Adviser;

      - Proxy votes are solicited by an issuer that has a material business relationship with the Adviser;

      - A proponent of a proxy proposal has a business relationship with the Adviser (e.g., a pension fund or an employee group for which the Adviser manages money);

      - The Adviser has material business relationships with participants in proxy contests, corporate directors, or candidates; or

      - An employee of the Adviser may have a personal interest in the outcome of a particular matter.

      - These items are only examples; additional conflicts of interest may arise from time to time. All employees of the Adviser are required to communicate any potential conflicts of interest with the Legal/Compliance Department immediately. The Legal/Compliance Department will keep an updated "Proxy Conflicts Watch List" containing the names of issuers in which the firm has identified a conflict of interest.

      - It is the Firm's policy to seek to resolve all conflicts of interest in the clients' best interests. In order to ensure an unbiased decision on matters of conflict in situations the Adviser will vote in accordance with recommendations provided by ISS; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Legal/Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the

      - In situations where a client of the firm requests to direct their vote, the client's instructions will supercede all other policies.

      - In situations where a client of the Adviser may have a relationship with an issuer or the proponent of a proposal, the Adviser may take such fact into consideration and vote on behalf such client in a manner that differs from the manner in which the Adviser votes on behalf of other clients.

            B.    OPERATING PROCEDURES

Once the Adviser has determined that it has the responsibility for voting a client's proxies, the Adviser must vote the appropriate number of shares it is entitled to vote and maintain records indicating the manner in which it exercised its voting authority. In this regard, the following procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:

      1) The operations department of the Adviser (the "Operations Department") is responsible for identifying the clients for whom the Adviser is required to vote proxies.

      2) The Operation Department will provide to the portfolio managers the proxy proposals and ISS recommendation relating to the securities held in the accounts managed by such portfolio managers.

      3) The portfolio managers are responsible for making a voting determination based on the proxy voting guidelines of ISS and for directing the Operations Department as to the manner in which proxies shall be voted in the event that their voting decision differs from that of ISS.

      4) A member of the Legal/Compliance Department of the Adviser shall review the instructions provided by the portfolio managers to insure that such instructions comply with the proxy voting guidelines of the Adviser.

      5) The Adviser utilizes ISS VoteX to tabulate and record proxies voted on behalf of its clients. The Operations Department will notify ISS VoteX of all new client accounts that have delegated proxy voting authorization to the Adviser. In addition, the Operations Department will notify ProxyEdge of any changes to existing client accounts. The Operations Department will provide all necessary information to ISS VoteX in order to facilitate reconciling the share amounts reflected on the proxy ballot with clients' account holdings and to electronically vote such ballots. The Operations Department will maintain the required records which detail the manner in which client proxies have been voted.

ISS VoteX will reconcile the share amounts reflected on the proxy ballot to the "electronic client holdings list" that is sent by the Adviser, through an interface to Advent/Axys, to ensure it has received the correct number of shares that the Adviser is entitled to vote. If there appears to be a material discrepancy, ISS VoteX will display this discrepancy, which is viewed by the Operations Department, who will then internally confirm the accounts total number of eligible shares. If the ballot is incorrect, the ISS will contact the account's Custodian or the Transfer Agent to request a missing ballot or a corrected ballot that includes the missing number of shares that are eligible to vote. Once ISS has reconciled the votable share amounts, they will electronically vote the proxy ballots in accordance with the ISS recommendations for the proposals.

      6) If the portfolio manager chooses to vote contrary to the ISS recommendation, after receiving approval from the Compliance Department, the Operations Department will override the ISS recommendation in the VoteX system and enter the voting rationale provided by the portfolio manager in the notes section on VoteX.

      7) All documentation relating to proxy voting shall be maintained by the Operations Department for a period of no less than six years.

      8) The Operations Department will be responsible for responding to client requests for a proxy voting record that identifies the manner in which the Adviser voted such clients' proxies.


      The Operations Department will be responsible for maintaining all client requests for proxy voting records and/or policies for a period of no less than six years.

                               LEVCO SERIES TRUST
                           PART C - OTHER INFORMATION

 ITEM 23.                                  EXHIBITS

(a)(1)           Certificate of Trust dated January 2, 1997.*

(a)(2)           Certificate of Amendment to Certificate of Trust dated May 9,
                 1997.*

(a)(3)           Amended and Restated Declaration of Trust dated May 1, 1997.*

(b)              By-Laws.*

(c)(1) Articles III and V of the Amended and Restated Declaration of Trust dated May 1, 1997.*

(c)(2)           Article II of By-Laws.*


(d)              Amended Investment Advisory Agreement. ****



(e)              Amended Distribution Agreement.****


(f)              Not Applicable.


(g)              Custodian Agreement. ****



(h)(1)           Master Services Agreement. ****



(h)(2)           Form of Amendment to Master Services Agreement. ****


(i)              Opinion and Consent of Counsel.*


(j)              Consent of Independent Registered Public Accounting Firm.
                 Filed herewith.


(k)              Not Applicable.

(l)              Letter of Investment Intent.*

(m)              Not applicable.

(n)              Amended and Restated Plan Pursuant to Rule 18f-3 for LEVCO
                 Equity Value Fund.***

(o)              Reserved.

(p)              Code of Ethics. **

----------------------------------

* Incorporated by Reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, File Nos. 333-19297 and 811-08007, filed January 6, 1997.


** Incorporated by Reference to Post-Effective Amendment No. 4 to Registrant's Registration Statement, File Nos. 333-19297 and 811-08007, filed May 1, 2000.


*** Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement, File Nos. 333-19297 and 811-08007, filed April 6, 2004.


**** Incorporated by Reference to Post-Effective Amendment No. 10 to the Registrant's Registration statement, File Nos. 333-19297 and 811-08007, filed February 25, 2005

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

      In excess of 50% of the Class A shares of LEVCO Equity Value Fund (the "Equity Fund"), a series of LEVCO Series Trust (the "Trust"), are owned by Security Equity Life Insurance Company, which is deemed to control the Equity Fund.

ITEM.25. INDEMNIFICATION

      A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article III, Section 7 of the Amended and Restated Declaration of Trust provides that if any shareholder or former shareholder shall be exposed to liability by reason of a claim or demand relating to his or her being or having been a shareholder, and not because of his or her acts or omissions, the shareholder or former shareholder (or his or her heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all loss and expense arising from such claim or demand.

      Pursuant to Article VII, Section 2 of the Amended and Restated Declaration of Trust, the trustees of the Trust (the "Trustees") shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall have the power to indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his duties as a Trustee of the Trust to the fullest extent permitted by law, subject to such limitations and requirements as may be set forth in the By-Laws; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      The Advisory Agreement between the Trust and John A. Levin & Co., Inc., the Trust's investment adviser (the "Investment Adviser"), provides that the Investment Adviser will use its best efforts in the supervision and management of the investment activities of the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser shall not be liable to the Trust or the Funds for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Trust, the Funds or the shareholders.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      The Investment Adviser is primarily engaged in the business of providing investment advice.

      A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Adviser, and each director, executive officer, or partner of the Investment Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Form ADV of John A. Levin & Co., Inc. (File No. 801-52602) as filed with the Securities and Exchange Commission, and is incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

      (a) Not Applicable.

      (b) Set forth below is information concerning each director, officer, or partner of LEVCO Securities, Inc.

NAME AND PRINCIPAL                POSITIONS AND OFFICES           POSITIONS AND OFFICES
 BUSINESS ADDRESS                   WITH UNDERWRITER                 WITH REGISTRANT
John A. Levin                   Chairman, Chief Executive         Trustee, Co-Chairman
One Rockefeller Plaza        Officer, President and Director          and President
New York, NY  10020

Norris Nissim                       Vice President and                  Secretary
One Rockefeller Plaza                General Counsel
New York, NY  10020

Carol L. Novak                Vice President and  Secretary               None
One Rockefeller Plaza
New York, NY  10020

      (c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      All accounting and financial books and records required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder with respect to the Registrant will be maintained by BISYS Fund Services Ohio, Inc. at the following office:

              BISYS Fund Services Ohio, Inc
              3435 Stelzer Road
              Columbus, Ohio 43219

ITEM 29. MANAGEMENT SERVICES

      Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

      Not Applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 25th day of April 2005.


                                                LEVCO Series Trust Registrant

                                                By: /s/ John A. Levin
                                                    -----------------
                                                    John A. Levin
                                                    President


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 has been signed below by the following persons in the capacities and on the date indicated.


        Signature                        Title                       Date


/s/ John A. Levin            Trustee and President              April 25, 2005
-------------------------
John A. Levin                (Principal Executive Officer)



/s/ Glenn A. Aigen           Treasurer (Principal Financial     April 25, 2005
-------------------------
Glenn A. Aigen               Officer)



/s/ Edward T. Tokar          Trustee                            April 25, 2005
-------------------------
Edward T. Tokar



/s/ Thomas C. Barry          Trustee                            April 25, 2005
-------------------------
Thomas C. Barry



/s/ Charles L. Booth,        Trustee                            April 25, 2005
-------------------------
Charles L. Booth, Jr.



/s/ James B. Rogers, Jr.     Trustee                            April 25, 2005
-------------------------
James B. Rogers, Jr.



/s/ Edward J. Rosenthal      Trustee                            April 25, 2005
-------------------------
Edward J. Rosenthal

                                  EXHIBIT LIST
















(j)         Consent of Independent Registered Public Accounting Firm